                                  MARKED TO INDICATE CHANGES FROM POST-EFFECTIVE AMENDMENT NO. 16


   As filed with the Securities and Exchange Commission on December 15, 1997
                       Securities Act File No. 33-79858
               Investment Company Act of 1940 File No. 811-8544

--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                --------------

                                    FORM N-1A
         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        / /
                   POST-EFFECTIVE AMENDMENT NO. 17                      /X/
                                      and
                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940                  / /
                                AMENDMENT NO. 18                        /X/
                                --------------

                                UAM FUNDS TRUST
                          (Exact Name of Registrant)

                    c/o United Asset Management Corporation

                            One International Place
                         Boston, Massachusetts  02110
                    (Address of Principal Executive Office)
                 Registrant's Telephone Number (617) 330-8900

                     Karl O. Hartmann, Assistant Secretary
                    c/o Chase Global Funds Services Company
                     73 Tremont Street, Boston, MA  02108
                    (Name and Address of Agent for Service)
                                --------------
                                   COPY TO:
                            Audrey C. Talley, Esq.

                          Drinker Biddle & Reath LLP
                      Philadelphia National Bank Building
                             1435 Chestnut Street
                         Philadelphia, PA  19103-6933

                  IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

                  [_] Immediately upon filing pursuant to Paragraph (b)
                  [_] on (date) pursuant to Paragraph (b)
                  [_] 60 days after filing pursuant to paragraph (a) (1)
                  [_] on (date) pursuant to paragraph (a) (1)
                  [X] 75 days after filing pursuant to Paragraph (a) (2)
                  [_] on (date) pursuant to Paragraph (a) (2) of Rule 485.

REGISTRANT HAS PREVIOUSLY ELECTED TO AND HEREBY CONTINUES ITS ELECTION TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. REGISTRANT FILED (i) A RULE 24f-2 NOTICE FOR THE FPA CRESCENT PORTFOLIO FOR THE FISCAL YEAR ENDED MARCH 31, 1997 ON MAY 28, 1997 AND (ii) A RULE 24f-2 NOTICE FOR THE REMAINDER OF THE REGISTRANT'S PORTFOLIOS FOR THE FISCAL YEAR ENDED APRIL 30, 1997 ON JUNE 26, 1997.

                                UAM FUNDS TRUST
                           FORM N-1A CROSS REFERENCE


FORM N-1A ITEM NUMBER                                   LOCATION IN PROSPECTUS
---------------------                                   ----------------------


Item  1.        Cover Page............................  Cover Page

Item  2.        Synopsis..............................  Fund Expenses; Prospectus Summary; Risk Factors

Item  3.        Condensed Financial Information.......  Financial Highlights

Item  4.        General Description of Registrant.....  Prospectus Summary; Risk Factors; Investment
                                                        Objective; Investment Policies; Other
                                                        Investment Policies; Investment Limitations; General
                                                        Information

Item  5.        Management of the Fund................  Prospectus Summary; Investment Adviser;
                                                        Administrative Services; Distributor

Item  5A.       Management's Discussion of
                Fund Performance......................  Included in Registrant's March 31, 1997 and
                                                        April 30, 1997 Annual Reports to Shareholders

Item  6.        Capital Stock and Other Securities....  Purchase of Shares; Redemption of Shares;
                                                        Shareholder Services; Valuation of Shares;
                                                        Dividends, Capital Gains Distributions and Taxes

Item  7.        Purchase of Securities Being Offered..  Purchase of Shares; Shareholder Services

Item  8.        Redemption or Repurchase..............  Redemption of Shares; Shareholder Services

Item  9.        Pending Legal Proceedings.............  Not Applicable

                                                       LOCATION IN STATEMENT
FORM N-1A ITEM NUMBER                                  OF ADDITIONAL INFORMATION
---------------------                                  -------------------------


Item 10.        Cover Page...........................  Cover Page

Item 11.        Table of Contents....................  Table of Contents

Item 12.        General Information and History......  Investment Adviser; General Information

Item 13.        Investment Objectives and Policies...  Investment Adviser; Investment Limitations

Item 14.        Management of the Fund...............  Management of the Fund

Item 15.        Control Persons and Principal
                Holders of Securities................  Management of the Fund

Item 16.        Investment Advisory and
                Other Services.......................  Investment Adviser

Item 17.        Brokerage Allocation and
                Other Practices......................  Portfolio Transactions

Item 18.        Capital Stock and Other Securities...  General Information


Item 19.        Purchase, Redemption and Pricing of
                Securities Being Offered.............  Purchase and Redemption of Shares

Item 20.        Tax Status...........................  General Information

Item 21.        Underwriters.........................  Management of the Fund

Item 22.        Calculation of Performance Data......  Performance Calculations

Item 23.        Financial Statements.................  Financial Statements


PART C
------

Information required to be included in Part C is set forth under the appropriate item so numbered in Part C to this Registration Statement.

                                UAM FUNDS TRUST

                        POST-EFFECTIVE AMENDMENT NO. 17

                                     PART A

The following Prospectuses are included in this Post-Effective
Amendment No. 17:

 .    Heitman/PRA Real Estate Portfolio Institutional Class Shares
 .    Heitman/PRA Real Estate Portfolio Advisor Class Shares

The following Prospectuses are incorporated by reference to Post-Effective Amendment No. 16 filed on July 10, 1997:

 .    BHM&S Total Return Bond Portfolio Institutional Class Shares
 .    BHM&S Total Return Bond Portfolio Institutional Service Class Shares
 .    Chicago Asset Management Intermediate Bond Portfolio Institutional Class
     Shares
 .    Chicago Asset Management Value/Contrarian Portfolio Institutional Class
     Shares
 .    FPA Crescent Portfolio Institutional Class Shares
 .    FPA Crescent Portfolio Institutional Service Class Shares
 .    Hanson Equity Portfolio Institutional Class Shares
 .    IRC Enhanced Index Portfolio Institutional Class Shares
 .    Jacobs International Octagon Portfolio Institutional Class Shares
 .    MJI International Equity Portfolio Institutional Class Shares
 .    MJI International Equity Portfolio Institutional Service Class Shares
 .    TJ Core Equity Portfolio Institutional Service Class Shares


The following Prospectus is incorporated by reference to Post-Effective Amendment No. 2 filed on November 25, 1994:


 .    Dwight Principal Preservation Portfolio Institutional Class Shares

[LOGO OF UAM FUNDS APPEARS HERE]

Heitman/PRA Real Estate Portfolio

Institutional Class Shares



PROSPECTUS


                  __________, 1998

                               TABLE OF CONTENTS

Estimated Fund Expenses........................................................2
Prospectus Summary.............................................................3
Risk Factors...................................................................3
Financial Highlights...........................................................4
Investment Objective...........................................................5
Investment Policies............................................................5
Other Investment Policies......................................................5
Investment Limitations.........................................................7
Purchase of Shares.............................................................8
Redemption of Shares..........................................................10
Shareholder Services..........................................................11
Valuation of Shares...........................................................12
Performance Calculations......................................................12
Dividends, Capital Gains Distributions and Taxes..............................13
Investment Adviser............................................................14
Administrative Services.......................................................14
Distributor...................................................................15
Portfolio Transactions........................................................15
General Information...........................................................15
UAM Funds--Institutional Class Shares.........................................17

                                   UAM Funds
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                       Boston, Massachusetts 02208-2798
                                1-800-638-7983


--------------------------------------------------------------------------------
                        HEITMAN/PRA REAL ESTATE PORTFOLIO

                           Institutional Class Shares
            Investment Adviser: Heitman/PRA Securities Advisors, Inc.
--------------------------------------------------------------------------------

                      PROSPECTUS -                , 1998

     UAM Funds Trust (the "Fund") is an open-end, management investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios") each of which has different investment objectives and policies. The Heitman/PRA Real Estate Portfolio currently offers two separate classes of shares: Institutional Class Shares and Advisor Class Shares. Shares of each class represent equal, pro rata interests in a Portfolio and accrue dividends in the same manner except that Advisor Class Shares bear fees payable by the class to financial institutions for services they provide to the owners of such shares. The securities offered in this Prospectus are Institutional Class Shares of one diversified, no-load Portfolio of the Fund managed by Heitman/PRA Securities Advisors, Inc.

     Heitman/PRA Real Estate Portfolio. Heitman/PRA Real Estate Portfolio (the "Portfolio") seeks high total return consistent with reasonable risk by investing primarily in equity securities of public companies principally engaged in the real estate business. Each investment is selected based upon a determination by the Fund's Adviser that the anticipated total return, considering both income and potential for capital appreciation, is high relative to the risk assumed.

     There can be no assurance the Portfolio will achieve its stated objective.

     Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" (SAI) containing additional information about the Fund has been filed with the Securities and Exchange Commission and is available at the Commission's internet web site (http://www.sec.gov). The SAI is dated ____________,1998 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ESTIMATED FUND EXPENSES

     The following table illustrates expenses and fees that a shareholder of the Portfolio's Institutional Class Shares would incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       Shareholder Transaction Expenses

                                                                  Heitman/PRA
                                                                  Real Estate
                                                                   Portfolio
                                                                 Institutional
                                                                  Class Shares
                                                                ----------------
         Sales Load Imposed on Purchases......................      NONE
         Sales Load Imposed on Reinvested Dividends...........      NONE
         Deferred Sales Load..................................      NONE
         Redemption Fees......................................      NONE
         Exchange Fees........................................      NONE

                        Annual Fund Operating Expenses
                    (As a Percentage of Average Net Assets)

                                                                  Heitman/PRA
                                                                  Real Estate
                                                                   Portfolio
                                                                 Institutional
                                                                  Class Shares
                                                                ----------------
         Investment Advisory Fees.............................      0.70%+
         Administrative Fees..................................      0.16%
         12b-1 Fees...........................................      NONE
         Other Expenses.......................................      0.09%
                                                                    -----
         Total Operating Expenses:............................      0.95%
                                                                    =====

         -------------------
         + The Portfolio pays Heitman/PRA Securities Advisors, Inc. a fee calculated daily and paid monthly in arrears, at the annual rate of 0.75% of the Portfolio's first $100 million of average daily net assets plus 0.65% of the average daily net assets of the Portfolio in excess of $100 million. The Adviser has agreed that if the total expenses of the Portfolio (exclusive of interest, taxes, brokerage expenses and extraordinary items) for any fiscal year of the Portfolio exceed (i) 1.75% of the first $50 million of the Portfolio's average net assets, and (ii) 1.50% of the Portfolio's average net assets in excess of $50 million, the Adviser will pay or reimburse the Portfolio for that excess up to the amount of its advisory fee payable with respect to the Portfolio during that fiscal year. The fee paid by the Portfolio, although higher than the investment advisory fees paid by most other mutual funds, is comparable to the fees paid for similar services by many funds with similar investment objectives and policies.

         The above table shows various fees and expenses an investor would bear directly or indirectly. The expenses and fees set forth above for the Portfolio are based on estimates. For purposes of calculating the expenses and fees set forth above, the table assumes that the Portfolio's average daily assets will be approximately $129 million. The effect of expense offsets on Total Operating Expenses is excluded.

     The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfolio charges no redemption fees of any kind.


                                                                       1 Year     3 Years    5 Years     10 Years
                                                                       ------     -------    -------     --------
     Heitman/PRA Real Estate Portfolio Institutional Class Shares.....  $10         $30        $53         $117

         This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

     Heitman/PRA Securities Advisors, Inc. (the "Adviser") is a wholly-owned subsidiary of Heitman Financial Ltd. ("Heitman") which is a wholly-owned subsidiary of United Asset Management Corporation. Established in 1913, Heitman is one of the nation's largest institutional real estate advisers with over [870] real estate professionals in [92] offices throughout the United States, currently managing $[10.2] billion in real estate.

PURCHASE OF SHARES

     Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $[2,500]. The minimum for subsequent investments is $[100]. The minimum initial investment for IRA accounts is $[500]. The minimum initial investment for spousal IRA accounts is $[250]. Certain exceptions to the initial or minimum investment amounts may be made by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS

     The Portfolio will normally distribute substantially all of its net investment income in quarterly dividends. The Portfolio will distribute any realized net capital gains annually. Distributions will be reinvested in Portfolio shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES

     Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES

     UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing administration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

     The value of a Portfolio's shares will fluctuate in response to changes in market and economic conditions as well as the financial conditions and prospects of the issuers in which a Portfolio invests. Prospective investors should consider the following: (1) The Portfolio will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. High rates of portfolio turnover may result in additional transaction costs and the realization of capital gains. (See "PORTFOLIO TURNOVER."); (2) In addition, the Portfolio may use various investment practices, including investing in repurchase agreements and lending of securities. (See "OTHER INVESTMENT POLICIES."); (3) Under normal circumstances, at least 65% of the Portfolio's assets will be invested in the equity securities of companies principally engaged in the real estate industry. Because the Portfolio will be concentrated in this industry, the Portfolio may be subject to the risks associated with the direct ownership of real estate. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, and increases in interest rates. The value of securities of companies which service the real estate business sector may also be affected by such risks. Thus, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in many industries. Because the Portfolio may invest a substantial portion of its assets in Real Estate Investment Trusts ("REITs"), the Portfolio may also be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") or its failure to maintain exemption from registration under the Investment Company Act of 1940 (the "1940 Act"). (See "REAL ESTATE INVESTMENT TRUSTS.")

                             FINANCIAL HIGHLIGHTS
                          Institutional Class Shares

         Prior to March __, 1998, the Portfolio operated as a series of Heitman Securities Trust and operated under the name Heitman Real Estate Fund. On March __, 1998, after approval by its shareholders, the Heitman Real Estate Fund was reorganized as part of the UAM Funds Trust and renamed the Heitman/PRA Real Estate Portfolio.

         The following table provides selected per share information for a share outstanding throughout the period presented for the Heitman/PRA Real Estate Portfolio's Institutional Class Shares. This table is part of the Portfolio's Financial Statements, which are included in the Portfolio's 1996 Annual Report to Shareholders and 1997 Semi-Annual Report to Shareholders. The Annual and Semi-Annual Reports are incorporated by reference into the Portfolio's SAI. The Portfolio's Financial Statements for the year ended December 31, 1996 have been audited by Price Waterhouse LLP. Their unqualified opinion on the Financial Statements is also incorporated by reference into the SAI. The Portfolio's Financial Statements for the period ended June 30, 1997 are unaudited. The Financial Statements for all periods prior to January 1, 1996 have been audited by Arthur Andersen LLP. Please read the following information in conjunction with the Portfolio's 1996 Annual Report to Shareholders and 1997 Semi-Annual Report to Shareholders.

                          Institutional Class Shares
                          --------------------------



                                                               For the
                                             For the         Fiscal Year         For the
                                            six-month           Ended          Three-Month
                                          period ended       December 31,      Period Ended
                                          June 30, 1997      ------------      December 31,
                                           (Unaudited)   1996           1995       1994
                                           -----------   ----           ----       ----
Net Asset Value, Beginning of Period ....    $10.96       $8.65       $ 8.30    $  9.23
                                             ------       -----       ------    -------

Income from Investment Operations
  Net investment income/a/ ..............      0.17        0.37         0.33       0.10
  Net realized and unrealized gain (loss)
    on investments ......................      0.53        2.82         0.53      (0.05)
                                               ----        ----         ----       ----
      Total from investment operations ..      0.70        3.19         0.86       0.05
                                               ----        ----         ----       ----
Distributions
  From net investment income/a/ .........     (0.17)      (0.37)       (0.33)     (0.10)
  In excess of net investment income ....     (0.05)      (0.10)        0.00       0.00
  From net realized gain on investments .      0.00       (0.41)        0.00      (0.77)
  From tax return of capital/b/ .........      0.00        0.00        (0.18)     (0.11)
                                               ----        ----         ----       ----
    Total distributions .................     (0.22)      (0.88)       (0.51)     (0.98)
                                               ----        ----         ----       ----

Net Asset Value, End of Period ..........    $11.44      $10.96        $8.65      $8.30
                                             ======      ======        =====      =====

Total Return ............................      6.42%/c/   38.06%       10.87%      0.65%/d/

Ratios/Supplemental Data
  Net assets, end of period (in 000's) ..  $135,418    $129,275      $95,692   $105,569
  Ratio of expenses to average net assets      1.08%*      1.23%        1.29%      1.28%*
  Ratio of net investment income
    to average net assets/a/ ............      3.04%*      4.09%        3.97%      4.35%*
  Portfolio Turnover ....................     83.41%*     59.88%       65.33%     37.55%*
  Average commission rate paid/d/ .......   $0.0409     $0.0504          --         --


                                                                                                   For the Period
                                                                                                   January 4, 1989
                                                                                                  (Effective Date)
                                                For the Fiscal Years Ended September 30,                to
                                            -----------------------------------------------        September 30,
                                              1994       1993       1992        1991     1990          1989
                                              ----       ----       ----        ----     ----          ----
Net Asset Value, Beginning of Period ....   $ 10.95     $ 8.29     $ 7.66     $ 6.99     $10.25     $  10.00
                                            -------     ------     ------     ------     ------     --------

Income from Investment Operations
  Net investment income/a/ ..............      0.32       0.40       0.45       0.49       0.64         0.40/b/
  Net realized and unrealized gain (loss)
    on investments ......................     (0.92)      2.67       0.63       0.67      (3.16)        0.25
                                               ----       ----       ----       ----       ----         ----
      Total from investment operations ..     (0.60)      3.07       1.08       1.16      (2.52)        0.65
                                               ----       ----       ----       ----       ----         ----

Distributions
  From net investment income/a/ .........     (0.31)     (0.41)     (0.45)     (0.49)     (0.64)       (0.40)
  In excess of net investment income ....      0.00       0.00       0.00       0.00       0.00         0.00
  From net realized gain on investments .     (0.67)      0.00       0.00       0.00      (0.10)        0.00
  From tax return of capital/b/ .........     (0.14)      0.00       0.00       0.00       0.00         0.00
                                               ----       ----       ----       ----       ----         ----
    Total distributions .................     (1.12)     (0.41)     (0.45)     (0.49)     (0.74)       (0.40)
                                               ----       ----       ----       ----       ----         ----

Net Asset Value, End of Period ..........   $  9.23    $  10.95   $  8.29   $   7.66   $   6.99   $    10.25
                                            =======    ========   =======   ========   ========   ==========

Total Return ............................     (5.22%)     37.76%    14.49%     19.56%    (26.11%)       4.82%/d/

Ratios/Supplemental Data
  Net assets, end of period (in 000's) ..  $116,268    $141,672   $66,521    $54,880   $ 18,481   $   23,174
  Ratio of expenses to average net assets      1.22%       1.24%     1.37%      1.25%      1.54%        0.90%/b/
  Ratio of net investment income
    to average net assets/a/ ............      2.87%       4.37%     5.75%      7.36%      7.25%        3.88%
  Portfolio Turnover ....................     90.11%      61.47%    28.05%     16.24%     24.98%       12.96%
  Average commission rate paid/d/ .......        --          --        --         --         --           --

------------------
*        Annualized.
/a/ Distributions from REIT investments generally include a return of capital. For financial reporting purposes, through September 30, 1993, the Fund recorded all distributions received, including the returns of capital, as net investment income.
/b/ The Investment Manager has reimbursed the Fund for certain expenses during the period from the effective date until investment operations commenced. The ratio of expenses to average net assets for the period January 4, 1989 to September 30, 1989 would otherwise have been 1.00%.
/c/ Historically, the Fund has distributed to its shareholders amounts approximating dividends received from the REITs. As more fully explained in Note 2 to the Financial Statements, the Fund, for fiscal year ended September 30, 1994, adopted an accounting pronouncement affecting the presentation of distributions to shareholders. The financial highlights for the period ended September 30, 1989 and for the years ended September 30, 1990 through 1993 have not been restated.
/d/ The total return figures for the periods ended September 30, 1989 and December 31, 1994 have not been annualized.
/e/ Required disclosure for fiscal years beginning after September 1, 1995 pursuant to SEC regulations.

                             INVESTMENT OBJECTIVE

         The Portfolio's investment objective is to obtain high total return consistent with reasonable risk by investing primarily in equity securities of public companies principally engaged in the real estate business. Each investment will be selected based upon a determination by the Adviser that the anticipated total return, considering both income and potential for capital appreciation, is high relative to the risk assumed. There can be no assurance that the Portfolio will achieve its objective and the Portfolio may not achieve as high a total return as other investment companies that invest in a broader universe of securities. The Portfolio's investment objective is a fundamental policy and may be changed only by the affirmative vote of the holders of a majority of the Portfolio's shares.

                              INVESTMENT POLICIES

         The Portfolio seeks to achieve its objective by investing in equity securities of public companies principally engaged in the real estate business. A company is "principally engaged" in the real estate business if at least 50% of the fair market value of its assets, as determined by the Adviser, consists of interests in, or at least 50% of its gross income or net profits are derived from the ownership, construction, management, financing or sale of, residential, commercial, or industrial real estate. Equity securities in which the Portfolio may invest are limited to common and preferred stocks, convertible bonds and convertible preferred stocks and warrants. All equity securities in which the Portfolio invests will be listed on a U.S. national securities exchange or traded in the over-the-counter market.

         Total return is composed of current income and capital appreciation. Under normal circumstances, the Portfolio will seek to maintain a balanced portfolio of securities which are income producing and securities which offer potential for capital appreciation.

         Under normal conditions, at least 65% of the Portfolio's total assets will be invested in the equity securities of companies, a majority of whose assets are represented by the ownership of real property, including leasehold interests. Such companies may include equity, mortgage and hybrid REITs and other companies with substantial real estate holdings. Although not an investment policy of the Portfolio, it is anticipated that under normal circumstances approximately 60% to 90% of the Portfolio's total assets will be invested in REITs and that a majority of the Portfolio's REIT investments will consist of equity securities of equity and hybrid REITs.

         The Portfolio may invest up to 35% of its total assets in equity securities of companies not principally engaged in the real estate business (as defined above) but nonetheless engaged in businesses related thereto. These companies may include manufacturers and distributors of building supplies, financial institutions which make or service mortgages, and companies whose real estate assets are substantial relative to the companies' stock market valuations, such as retailers, railroads and paper and forest products companies.

         When the Adviser believes that market conditions warrant a defensive position, up to 100% of the Portfolio's assets may be held in cash and short-term investments. See "SHORT-TERM INVESTMENTS AND REPURCHASE AGREEMENTS" below for a description of the types of short-term instruments in which the Portfolio may invest for temporary defensive purposes. When the Portfolio is in a defensive position, it may not necessarily be pursuing its stated investment objective.

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

         In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including certificates of deposit, bankers acceptances, time deposits, U.S. Government obligations, U.S. Government agency securities, short-term corporate debt securities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or, if unrated, determined by the Adviser to be of comparable quality.

         The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

         The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPANIES.")

REPURCHASE AGREEMENTS

         The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' acceptances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause a Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures. The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, a Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agreements. Each Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT-TERM INVESTMENTS.")

LENDING OF SECURITIES

         The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. A Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is subject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Trustees. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

         An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Trustees. The Portfolios will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

PORTFOLIO TURNOVER

         Portfolio turnover is not anticipated to exceed 75%. In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation). The Portfolio will not normally engage in short-term trading, but reserves the right to do so. The table set forth in "Financial Highlights" presents the Portfolio's historical portfolio turnover ratios.

INVESTMENT COMPANIES

         The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

         The Fund has received permission from the SEC to allow each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and restrictions. Based upon a Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders.

RESTRICTED SECURITIES

         The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Portfolio's investment limitations. The Portfolio may also invest up to 15% of its net assets in illiquid securities. Prices realized from sales of these securities could be more or less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities.

REAL ESTATE INVESTMENT TRUSTS

         A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

         REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans; and a hybrid REIT invests in both real estate equities and mortgages. Although not an investment policy of the Portfolio, it is anticipated that under normal circumstances, approximately 10% to 15% of the REITs in which the Portfolio invests will have operating histories of less than three years.

                            INVESTMENT LIMITATIONS

         The Portfolio will not:

         (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities);

         (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

         (c) invest more than 5% of its assets at the time of purchase in the securities of companies (other than securities of REITs) that have (with predecessors) a continuous operating history of less than 3 years;

         (d) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements or by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

         (e) (i) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's total assets valued at the lower of market or cost, and (ii) a Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

         (f) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

         The Portfolio's investment objective and investment limitations (a),
(b), (d), (e) and (f)(i) listed above are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Portfolio. The other investment limitations described here and those not specified as fundamental in the SAI as well as the Portfolio's investment policies are not fundamental and the Fund's Board of Directors may change them without shareholder approval upon reasonable notice to investors.

                               PURCHASE OF SHARES

         Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "VALUATION OF SHARES.") The minimum initial investment required is $[2,500]. The minimum initial investment for IRA accounts is $[500]. The minimum initial investment for spousal IRA accounts is $[250]. Certain exceptions may be made by the officers of the Fund.

         Shares of the Portfolio may be purchased by customers of brokers-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, which would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

         Service Agents may enter confirmed purchase orders on behalf of their customers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent prior to the close of their business day to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

         BY MAIL

            . Complete and sign an Account Registration Form and mail it together with a check made payable to UAM Funds to:

                                 UAM Funds Trust
                            UAM Funds Service Center
                     c/o Chase Global Funds Services Company
                                  P.O. Box 2798
                              Boston, MA 02208-2798

         Payment for purchases of shares received by mail will be credited to an account at the next share price calculated for the Portfolio after receipt. Payment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

         BY WIRE

            . Telephone the UAM Funds Service Center and provide the account name, address, telephone number, social security or taxpayer identification number, Portfolio selected, amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,

            .  instruct your bank to wire the specified amount to the Fund's
               Custodian:

                            The Chase Manhattan Bank
                                 ABA #021000021
                                    UAM Funds
                              DDA Acct. #9102772952
                       Ref: Portfolio Name _______________
                       Your Account Number _______________

                        Your Account Name _______________
                       Wire Control Number _______________

            . Forward a completed Account Registration Form to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS

         Additional investments can be made at any time. The minimum additional investment is $[100]. Shares can be purchased at net asset value by mailing a check made payable to "UAM Funds" to the above address or by wiring money to the Custodian Bank using the instructions outlined above. When making additional investments, be sure that the account number, account name and the Portfolio to be purchased are identified on the check or wire. Prior to wiring additional investments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION

         Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES

         If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a Portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

         The Fund will not accept securities in exchange for shares of a Portfolio unless:

            . at the time of exchange, such securities are eligible to be included in the Portfolio (current market quotations must be readily available for such securities);

            . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

            . the value of any such securities (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

         Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

AUTOMATIC INVESTMENT PLAN

         An Automatic Investment Plan permits shareholders of the Portfolio with a minimum value of $[2,500] or more to purchase shares automatically (minimum of $[100] per transaction) at regular intervals selected by the shareholder. Provided the shareholder's bank or other financial institution allows automatic withdrawals, shares are purchased by transferring funds via the Automated Clearing House ("ACH"). Investments made through ACH will be automatically transferred from a shareholder's checking, bank money market or NOW account designated by the shareholder. Such withdrawals are made electronically, if the shareholder's bank or financial institution so permits, or by pre-authorized checks or drafts drawn on the shareholder's bank or other account. The bank or financial institution must be a member of ACH. At the shareholder's option, the account designated will be debited in the specified amount, and shares will be purchased monthly or quarterly.

         To establish an Automatic Investment Plan, a shareholder must complete the Optional Services Form available from the UAM Funds Service Center at 1-800-638-7983 and mail it to Chase Global Funds Services Company. A shareholder may cancel his/her participation or change the amount of purchase at any time by mailing written notification to Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798 and notification generally will be effective three business days following receipt. The Fund may modify or terminate this privilege at any time, or may charge a service fee, although no such fee currently is contemplated.

                              REDEMPTION OF SHARES

         Shares of the Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any redemption may be more or less than the purchase price of the shares depending on the market value of investment securities held by the Portfolio.

BY MAIL

         Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

         .     share certificates, if issued;

         . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

         .     any required signature guarantees (see "SIGNATURE GUARANTEES");
               and

         . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

BY TELEPHONE

         A redemption request by telephone requires the following:

         . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Account Registration Form; and

         . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

         The following tasks cannot be accomplished by telephone:

         . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed); or

         .     redemption of certificated shares by telephone.

         The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent do not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES

Signature guarantees are required for the following redemptions:

         . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

         . redemptions where the proceeds are to be sent to someplace other than the registered address; or

         .     share transfer requests.

         Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION

         Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

         If the Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

SYSTEMATIC WITHDRAWAL PLAN

         Any shareholder whose account balance totals at least $[10,000] may establish a Systematic Withdrawal Plan under which an amount pre-determined by the shareholder (but at least $[100]) is automatically redeemed from the shareholder's account either monthly or quarterly. A shareholder may participate in the Systematic Withdrawal Plan by using ACH. Redemptions made through ACH will be automatically transferred to the shareholder's bank or other similar financial institution account or a properly designated third party. The bank or financial institution must be a member of ACH. Redemptions ordinarily are made on the third business day of the month and payments ordinarily will be transmitted within five business days after the redemption date. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance systematic withdrawal payments of a given amount will vary from payment to payment. If a shareholder owns shares in more than one Portfolio, the shareholder must designate the Portfolio from which the redemptions under a Systematic Withdrawal Plan should be made. An additional sheet may be attached to the Optional Services Form if a shareholder selects more than one Portfolio. A Systematic Withdrawal Plan may be terminated or suspended at any time by the Fund. A shareholder may elect at any time, in writing, to terminate participation in the Systematic Withdrawal Plan. Such written election must be sent to and received by the Fund before a termination becomes effective. There is currently no charge to the shareholder for a Systematic Withdrawal Plan.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

         Institutional Class Shares of the Portfolio may be exchanged for Institutional Class Shares of any other UAM Funds Portfolio. (See the list of Portfolios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

         Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

         Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m.
(ET) will be processed as of the close of business on the same day. Requests received after 4 p.m. will be processed on the next business day. The Board of Trustees may limit the frequency and amount of exchanges permitted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES - BY TELEPHONE". An exchange into another UAM Funds portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                               VALUATION OF SHARES

         The net asset value of the Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any liabilities attributable to the class, by the number of shares outstanding attributable to the class. The net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

         Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

         Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

         Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value.

         The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Trustees.

                            PERFORMANCE CALCULATIONS

         The Portfolio measures performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

         Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all bond funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

         Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

         Performance will be calculated separately for Institutional Class and Advisor Class Shares. Dividends paid by the Portfolio with respect to Institutional Class and Advisor Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service and distribution fees relating to Advisor Class Shares will be borne exclusively by that class.

         The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in the Portfolio's SAI. This information may also be included in sales literature and advertising.

         The Portfolio's Annual Report to Shareholders, for its most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request to the Fund by writing to the address or calling the phone number on the cover of this Prospectus.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

         The Portfolio will normally distribute substantially all of its net investment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute them annually. All dividends and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive the distributions in cash.

FEDERAL TAXES

         The Portfolio intends to qualify as a regulated investment company ("RIC") under subchapter M of the Code, for federal income tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

         Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes. For a summary of the tax rates applicable to capital gains (including capital gain dividends), see the discussion below regarding the Taxpayer Relief Act of 1997.

         Dividends declared in October, November and December to shareholders of record in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, provided that the dividends are paid before February of the following year.

         The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Account Registration Form or on a separate form supplied by the Fund.

         Dividends and interest received by the Portfolio may give rise to withholding and other taxes imposed by foreign countries. These taxes reduce the Portfolio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

         [Under the Taxpayer Relief Act of 1997 (the "1997 Tax Act"), the maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less, (ii) 28% for capital assets held for more than one year but not more than 18 months and (iii) 20% for capital assets held for more than 18 months. The maximum long-term capital gains rate for corporations remains at 35%. Under the 1997 Tax Act, the Treasury is authorized to issue regulations that address the application of the new capital gains rates to sales and exchanges by RICs and to sales and exchanges of interests in RICs, but not such regulations have been issued as of the date hereof. It is expected that the new tax rates for capital gains under the 1997 Tax Act described above will apply to distributions of capital gain dividends by the Portfolio as well as to sales and exchanges of shares in the Portfolio. With respect to capital losses recognized on dispositions of shares held six months or less where such losses are treated as long-term capital losses to the extent of prior capital gain dividends received on such shares (see discussion above regarding gains or losses recognized on the sale or exchange of shares), it is unclear how such capital losses offset the capital gains referred to above. Shareholders should consult their own tax advisers as to the application of the new capital gains rates to their particular circumstances.]

         [The tax discussion set forth above is included herein for general information only. Prospective investors and shareholders should consult their own tax advisers with respect to the tax consequences to them of an investment in the Portfolio.]

                               INVESTMENT ADVISER

         Heitman/PRA Securities Advisors, Inc. (the "Adviser") is a corporation formed in 1994 and is located at 180 North LaSalle Street, Suite 3600, Chicago, Illinois 60601. The Adviser is a wholly-owned subsidiary of Heitman Financial Ltd. ("Heitman") which is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides investment management services to corporations, pension and profit-sharing trusts, endowments, foundations and other tax-exempt institutional investors. As of the date of this Prospectus, the Adviser had over $___ billion in assets under management.

         The Portfolio pays the Adviser a fee calculated daily and paid monthly in arrears, at the annual rate of 0.75% of the Portfolio's first $100 million of average daily net assets plus 0.65% of the average daily net assets of the Portfolio in excess of $100 million. The Adviser has agreed that if the total expenses of the Portfolio (exclusive of interest, taxes, brokerage expenses and extraordinary items) for any fiscal year of the Portfolio exceed (i) 1.75% of the first $50 million of the Portfolio's average net assets, and (ii) 1.50% of the Portfolio's average net assets in excess of $50 million, the Adviser will pay or reimburse the Portfolio for that excess up to the amount of its advisory fee payable with respect to the Portfolio during that fiscal year. The fee paid by the Portfolio, although higher than the investment advisory fees paid by most other mutual funds, is comparable to the fees paid for similar services by many funds with similar investment objectives and policies.

         The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares. Payments made for any of these purposes may be made from its revenues, its profits or any other source available to it. When such service arrangements are in effect, they are made generally available to all qualified service providers.

         The Distributor, the Adviser, and certain of their affiliates also participate, at the date of this prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services of its Consulting Group and receives .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it provides to certain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

         The investment professionals of the Adviser who are primarily responsible for the day-to-day management of the Portfolio and a description of their business experience during the past five years are as follows:

         Dean A. Sotter - Mr. Sotter is President of the Adviser with overall responsibility for portfolio management and marketing. Prior to joining the Adviser, Mr. Sotter was a Partner of PRA Securities Advisors, L.P. He was a Portfolio Manager and Vice President of JMB Institutional Realty Corporation from 1985-1992, where his responsibilities included property level analysis, budgeting and valuation as well as financial reporting and client communications.

         Timothy J. Pire - Mr. Pire is Vice President of the Adviser with responsibility for portfolio management, investigation and analysis of publicly traded real estate securities and implementation of the investment strategy through portfolio management. Prior to joining the Adviser, Mr. Pire served as a Research Analyst with PRA Securities Advisors, L.P., and he was an Associate Appraiser with Lyon, Skelte & Speirs in Seattle, Washington from 1990-1992 where he was involved in valuation of commercial real estate and writing full narrative appraisals.

         Randall E. Newsome - Mr. Newsome is Vice President of the Adviser with responsibility for portfolio management, investigation and analysis of publicly traded real estate securities and implementation of the investment strategy through portfolio management. Mr. Newsome also oversees the Adviser's trading positions. Prior to joining the Adviser, Mr. Newsome served as a Research Analyst with PRA Securities Advisors, L.P. and he was a Vice President with The Stratus Corporation in Chicago, Illinois from 1989-1993 where he was responsible for property management, leasing and construction management.

                             ADMINISTRATIVE SERVICES

         UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is responsible for performing and overseeing administrative, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated June 30, 1997. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

         Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio-specific fee is calculated from the aggregate net assets of the Portfolio at the following annual rate:

                                                                           Rate
                                                                           ----
         Heitman/PRA Real Estate Portfolio.................................0.06%

         CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

         0.19 of 1% of the first $200 million of combined Fund assets;
         0.11 of 1% of the next $800 million of combined Fund assets;
         0.07 of 1% of combined Fund assets in excess of $1 billion but less than $3 billion;
         0.05 of 1% of combined Fund assets in excess of $3 billion.

         Fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                   DISTRIBUTOR

         UAM Fund Distributors, Inc., a wholly-owned subsidiary of United Asset Management Corporation, with its principal office located at 211 Congress Street, Boston, MA 02110, distributes shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Shares offered in this Prospectus. The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Trustees. Those approving the Agreement must include a majority of Trustees who are neither parties to the Agreement nor interested persons of any such party. The Agreement provides that the Fund will bear costs of registration of its shares with the SEC and various states as well as the printing of its prospectuses, its SAIs and its reports to shareholders.

                             PORTFOLIO TRANSACTIONS

         The Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of research, statistical and pricing services these brokers provide to the Portfolios in addition to required Adviser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients. Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

         If a purchase or sale of securities is consistent with the investment policies of a Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, allocations are subject to periodic review by the Fund's Trustees.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

         The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II". On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by shareholders.

         At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of the Portfolio are fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.

         As of November 28, 1997, United Nations Joint Staff, c/o Henry L. Ouma, Investment Management Service, United Nations, Room S-0702, New York, NY 10017, held of record 27% of the outstanding shares of the Portfolio's Institutional Class Shares for which ownership is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of the Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the Portfolio. As a result, these persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of the Portfolio.

         Both Institutional Class and Advisor Class Shares represent an interest in the same assets of a Portfolio. Advisor Class Shares bear certain expenses related to shareholder servicing, and may bear expenses related to distribution. Advisor Class Shares have exclusive voting rights for matters relating to such distribution expenditures. Information about the Advisor Class Shares of the Portfolios is available upon request by contacting the UAM Funds Service Center.

         Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters to the extent required by the undertaking.

CUSTODIAN

         The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP is the independent accountant for the Fund.

REPORTS

         Shareholders receive unaudited semi-annual financial statements and audited annual financial statements.

SHAREHOLDER INQUIRIES

         Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

LITIGATION

         The Fund is not involved in any litigation.

No person has been authorized to give any information or to make any represent-ations not contained in this Prospectus, or in the Fund's Statement of Additional Information, in connection with the offering made by this Prospectus and, if given or made, such information or represent-ations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

                     UAM FUNDS - INSTITUTIONAL CLASS SHARES

Acadian Emerging Markets Portfolio
Acadian International Equity Portfolio
BHM&S Total Return Bond Portfolio
Chicago Asset Management Intermediate Bond Portfolio
Chicago Asset Management Value/Contrarian Portfolio
C&B Balanced Portfolio
C&B Equity Portfolio
C&B Equity Portfolio for Taxable Investors
C&B Mid Cap Equity Portfolio
DSI Balanced Portfolio
DSI Disciplined Value Portfolio
DSI Limited Maturity Bond Portfolio
DSI Money Market Portfolio
FMA Small Company Portfolio
FPA Crescent Portfolio
Hanson Equity Portfolio
Heitman/PRA Real Estate Portfolio
ICM Equity Portfolio
ICM Fixed Income Portfolio
ICM Small Company Portfolio
IRC Enhanced Index Portfolio
Jacobs International Octagon Portfolio
McKee Domestic Equity Portfolio
McKee International Equity Portfolio
McKee Small Cap Equity Portfolio
McKee U.S. Government Portfolio
MJI International Equity Portfolio
NWQ Balanced Portfolio
NWQ Small Cap Value Portfolio
NWQ Special Equity Portfolio
NWQ Value Equity Portfolio
Rice, Hall, James Small Cap Portfolio
Rice, Hall, James Small/Mid Cap Portfolio
Sirach Bond Portfolio
Sirach Equity Portfolio
Sirach Growth Portfolio
Sirach Short-Term Reserves Portfolio
Sirach Special Equity Portfolio
Sirach Strategic Balanced Portfolio
SAMI Preferred Stock Income Portfolio
Sterling Partners' Balanced Portfolio
Sterling Partners' Equity Portfolio
Sterling Partners' Small Cap Value Portfolio
TS&W Balanced Portfolio
TS&W Equity Portfolio
TS&W Fixed Income Portfolio
TS&W International Equity Portfolio

                                 APPLICATION
                          INSTITUTIONAL CLASS SHARES
UAM FUNDS

REGULAR MAIL: UAM Funds                  EXPRESS MAIL: UAM Funds
              P.O. Box 2798              73 Tremont Street, 9th Floor
              Boston, MA 02208-2798      Boston, MA 02108-3913

                                 FOR HELP WITH THIS APPLICATION, OR FOR MORE
                                INFORMATION, CALL US TOLL FREE: 1-800-638-7983.

                  Distributed by UAM Fund Distributors, Inc.

         BEFORE YOU COMPLETE THE APPLICATION, PLEASE BE SURE TO READ
                     THE INSTRUCTIONS ON THE REVERSE SIDE.
         -----------------------------------------------------------

--------------------------------------------------------------------------------
 1   YOUR ACCOUNT REGISTRATION (Check one box.)
--------------------------------------------------------------------------------
 [_] Individual or Joint Account

     ----------------------------------------------------
     Owner's Name: First, Initial, Last

                          -     -
                     ------------------------------------
                     Owner's Social Security Number

     ----------------------------------------------------
     Joint Owner's Name: First, Initial, Last

                          -     -
                     ------------------------------------
                     Joint Owner's Social Security Number

     Joint accounts will be registered joint tenants with right of survivorship unless otherwise indicated.

 [_] Trust         [_] Exempt         [_] Non-Exempt         [_] Qualified Plan

     ----------------------------------------------------------------
     Trustee(s)' Name

     ----------------------------------------------------------------
     Name of Trust Agreement

     ----------------------------------------------------------------
     Beneficiary's Name

       -
     ----------------------                  -----------------------
     Taxpayer's ID                           Date of Trust Agreement

 [_] Corporation, Partnership or Other Entity

     Type: [_] Corp. [_] Partnership [_] Other

     -------------------------------------------------------------
     Name of Corp. or Other Entity

     -
     ---------------------         [_] Exempt  [_] Non-Exempt
     Taxpayer ID Number

     A Corporate Resolution Form is required.

--------------------------------------------------------------------------------
 2   ADDRESS
--------------------------------------------------------------------------------

     -------------------------------------------------------------
     Street or P.O. Box Number

     -------------------------------------------------------------
     City                    State                     Zip Code

     (   )                              (   )
     ---------------------------        --------------------------
     Daytime Phone                      Evening Phone

     Citizenship:  [_] U.S.  [_] Resident-   [_] Non-        ---------------
                                 Alien           Resident    Specify Country
                                                 Alien
--------------------------------------------------------------------------------
 3   INVESTMENT
--------------------------------------------------------------------------------

Fill in the name of the Portfolio EXACTLY AS IT APPEARS ON THE FRONT OF THE PROSPECTUS.
                                                        $
-----------------------------------------                ---------------------
                                                        $
-----------------------------------------                ---------------------
                                    TOTAL               $
                                                         ---------------------
--------------------------------------------------------------------------------
 4   METHOD OF PAYMENT
--------------------------------------------------------------------------------

 A. [_] Check (payable to UAM Funds) An Account No. will be assigned.

 B. [_] This application confirms my prior wire purchase on (date):
                                                                   -------------
 I was assigned the following wire reference control number:
                                                            --------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 5   DISTRIBUTIONS
--------------------------------------------------------------------------------

  Unless otherwise instructed, all distributions will be reinvested in additional shares.

  All dividends are to be        [_] reinvested   [_] paid in cash
  All capital gains are to be    [_] reinvested   [_] paid in cash

--------------------------------------------------------------------------------
 6   TELEPHONE REDEMPTION AND EXCHANGE
--------------------------------------------------------------------------------

I/We authorize Chase Global Funds Services Company to honor any request(s) believed to be authentic for the following:

 [_] Telephone Exchange                 [_] Telephone Redemption

   [_] a. Mail proceeds to name and address in which account is registered.

   [_] b. Wire redemption proceeds to bank indicated below.

               A VOIDED CHECK OR DEPOSIT SLIP MUST BE ATTACHED.

-------------------------------------------------------------------------------
Bank Name

-------------------------------------------------------------------------------
Bank Address
                    (   )
------------------  -----------------------------------------------------------
Account Number      Bank Phone

-------------------------------------------------------------------------------
Name(s) in which Account is Registered

-------------------------------------------------------------------------------
Bank Transit Routing Number (ABA #)

-------------------------------------------------------------------------------
 7   OPTIONAL INFORMATION
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Owner's Occupation                                 Owner's Date of Birth

-------------------------------------------------------------------------------
Employer's Name

-------------------------------------------------------------------------------
Employer's Address

-------------------------------------------------------------------------------
Joint Owner's Occupation                           Joint Owner's Date of Birth

-------------------------------------------------------------------------------
Joint Owner's Employer's Name

-------------------------------------------------------------------------------
Joint Owner's Employer's Address

-------------------------------------------------------------------------------
 8   SIGNATURE(S)
-------------------------------------------------------------------------------
 .  I/We have full authority and legal capacity to purchase Fund shares.
 . I/We have received the current Prospectus of the Portfolio(s) and agree to be bound by its (their) terms.
-------------------------------------------------------------------------------
 UNDER PENALTY OF PERJURY, I/WE ALSO CERTIFY THAT --
  A. THE NUMBER SHOWN ON THIS FORM IS A CORRECT TAXPAYER ID NUMBER OR SOCIAL SECURITY NUMBER.
  B. I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (I) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (II) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. (CROSS OUT ITEM "B" IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.)
-------------------------------------------------------------------------------

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

-----------------------------------------         ---------------------
Signature (Owner, Trustee, etc.)                  Date

-----------------------------------------         ---------------------
Signature (Joint Owner, Co-trustee, etc.)         Date

-------------------------------------------------------------------------------
 9   INTERESTED PARTY/BROKER-DEALER
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Name

-------------------------------------------------------------------------------
Address               City           State                       Zip Code

-------------------------------------------------------------------------------

                                                       UAM Funds Service Center

                           APPLICATION INSTRUCTIONS
-------------------------------------------------------------------------------
 IF YOU NEED ASSISTANCE, A REPRESENTATIVE OF UAM FUNDS WILL BE PLEASED TO HELP
                 YOU. OUR TOLL-FREE NUMBER IS 1-800-638-7983.
-------------------------------------------------------------------------------

   NEW ACCOUNT APPLICATION. An account can be registered as only one of the 1 following:

 . individual      Supply the Social Security Number of the registered account
 . joint tenants   owner who is to be taxed.

 . a trust         Supply the Taxpayer Identification Number of the legal entity
 . a corporation, or organization that will report income and/or capital gains. partnership, organization, fiduciary

Please check the box that corresponds with the type of account you are opening and fill in the required information exactly as you wish it to appear on the account.

REDEMPTION AUTHORIZATIONS. Corporations, other organizations, trusts and fidu-ciaries will be required to furnish additional paperwork to authorize redemp-tions. Call a representative of UAM Funds at 1-800-638-7983 for more informa-tion.


 2 YOUR MAILING ADDRESS. Please be sure to provide us with the address at which you wish to receive your mail.

 3 YOUR INVESTMENT. Please be sure to indicate the total amount invested. For more than two investments, please attach a separate sheet or an additional application.

 4 ESTABLISHING YOUR ACCOUNT.

   A. Section 4A lets you open your account by check. Your check(s) should be made payable to UAM Funds. Be sure to enclose your check(s) with this ap-plication.

   B. If you are confirming a new Fund purchase previously made by wire, be sure to fill in Section 4B and provide the wire reference control number you were assigned at the time of this purchase. A completed application must follow all wire purchases.

   All applications are subject to acceptance by UAM Funds.


 5 RECEIVING YOUR DIVIDENDS AND CAPITAL GAINS. Check the distribution option you prefer. If you do not select an option, all dividends and capital gains will be reinvested in your account.


 6 TELEPHONE REDEMPTION AND EXCHANGE. Telephone redemption proceeds mailed to a shareholder will be sent only to the address listed on the account. The Funds' bank wire feature is available for redeeming out of your Fund ac-count to your bank account. Be sure to check with your bank for proper wiring instructions. The Funds require the transit/routing number of your bank or its correspondent if your bank is unable to receive wires direct-ly. Please complete Section 6 to add the bank wire feature.

   Telephone exchanges may be made only if a Fund holds all share certifi-cates and if the registration of the two accounts will be identical.


 7 EMPLOYMENT INFORMATION. It is required by the National Association of Se-curities Dealers, Inc. to request this information.


 8 YOUR SIGNATURE(S). Please be sure to sign this application. If the account is registered in the name of:

   . an individual, the individual should sign

   . joint tenants, both should sign

   . a trust or other fiduciary, the fiduciary or fiduciaries should sign
     (please indicate capacity)

   . a corporation or other organization, an officer should sign (please indi-cate corporate office or title)


 9 INTERESTED PARTY/BROKER-DEALER. In addition to the account statement sent to your registered address, you may also have a monthly consolidated statement mailed to up to ten (10) interested parties. You may add a sheet with additional interested party names and addresses. This section should also be completed if you are investing through a Broker-Dealer.

                                 --IMPORTANT--

   REGULAR MAIL: UAM Funds
                 P.O. Box 2798
                 Boston, MA 02208-2798

   EXPRESS MAIL: UAM Funds
                 73 Tremont Street, 9th Floor
                 Boston, MA 02108-3913

   MORE QUESTIONS? Call a representative of UAM Funds at 1-800-638-7983.

UAM Funds Service Center
c/o Chase Global Funds Services Company
P.O. Box 2798
Boston, MA 02208-2798
1-800-638-7983

Investment Adviser
Heitman/PRA Securities Advisors, Inc.
180 North LaSalle Street
Suite 3600
Chicago, IL  60601

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110




PROSPECTUS
Date           , 1998

[LOGO OF UAM FUNDS APPEARS HERE]


Heitman/PRA Real Estate Portfolio

Advisor Class Shares







PROSPECTUS

            __________, 1998

                               TABLE OF CONTENTS

Estimated Fund Expenses.............................................   2
Prospectus Summary..................................................   4
Risk Factors........................................................   4
Financial Highlights................................................   5
Investment Objective................................................   6
Investment Policies.................................................   6
Other Investment Policies...........................................   6
Investment Limitations..............................................   8
Purchase of Shares..................................................   9
Redemption of Shares................................................  12
Service and Distribution Plans......................................  13
Shareholder Services................................................  15
Valuation of Shares.................................................  15
Performance Calculations............................................  15
Dividends, Capital Gains Distributions and Taxes....................  16
Investment Adviser..................................................  17
Administrative Services.............................................  17
Distributor.........................................................  18
Portfolio Transactions..............................................  18
General Information.................................................  18

                                   UAM Funds
                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                        Boston, Massachusetts 02208-2798
                                 1-800-638-7983


--------------------------------------------------------------------------------
                       HEITMAN/PRA REAL ESTATE PORTFOLIO

                             Advisor Class Shares
          Investment Adviser:  Heitman/PRA Securities Advisors, Inc.
--------------------------------------------------------------------------------

                           PROSPECTUS -        , 1998

     UAM Funds Trust (the "Fund") is an open-end, management investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios") each of which has different investment objectives and policies. The Heitman/PRA Real Estate Portfolio currently offers two separate classes of shares: Institutional Class Shares and Advisor Class Shares. Shares of each class represent equal, pro rata interests in a Portfolio and accrue dividends in the same manner except that Advisor Class Shares are offered with a series change (4.75%) and bear fees payable by the class (at the rate of .50% per annum) to financial institutions for services they provide to the owners of such shares. The securities offered in this Prospectus are Advisor Class Shares of one diversified Portfolio of the Fund managed by Heitman/PRA Securities Advisors, Inc.

     Heitman/PRA Real Estate Portfolio. Heitman/PRA Real Estate Portfolio (the "Portfolio") seeks high total return consistent with reasonable risk by investing primarily in equity securities of public companies principally engaged in the real estate business. Each investment is selected based upon a determination by the Portfolio's Adviser that the anticipated total return, considering both income and potential for capital appreciation, is high relative to the risk assumed.

     There can be no assurance the Portfolio will achieve its stated objective.

     Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" (SAI) containing additional information about the Fund has been filed with the Securities and Exchange Commission and is available at the Commission's internet web site (http://www.sec.gov). The SAI is dated ____________,1998 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ESTIMATED FUND EXPENSES

     The following table illustrates expenses and fees that a shareholder of the Portfolio's Advisor Class Shares would incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Portfolio on your behalf. (See "PURCHASE OF SHARES.")

                        Shareholder Transaction Expenses

                                                                                 Heitman/PRA
                                                                                 Real Estate
                                                                                  Portfolio
                                                                                   Advisor
                                                                                Class Shares
                                                                                -------------
Sales Load Imposed on Purchases..............................................       4.75%
Sales Load Imposed on Reinvested Dividends...................................       NONE
Deferred Sales Load..........................................................       NONE
Redemption Fees..............................................................       NONE
Exchange Fees................................................................       NONE

                         Annual Fund Operating Expenses
                    (As a Percentage of Average Net Assets)

                                                                                Heitman/PRA
                                                                                Real Estate
                                                                                 Portfolio
                                                                                  Advisor
                                                                               Class Shares
                                                                               -------------
Investment Advisory Fees.....................................................      0.70%+
Administrative Fees..........................................................      0.16%
12b-1 Fees (Including Shareholder Servicing Fees)++..........................      0.50%
Other Expenses...............................................................      0.09%
                                                                                 ------
Total Operating Expenses:....................................................      1.45%
                                                                                 ======

+ The Portfolio pays Heitman/PRA Securities Advisors, Inc. a fee calculated daily and paid monthly in arrears, at the annual rate of 0.75% of the Portfolio's first $100 million of average daily net assets plus 0.65% of the average daily net assets of the Portfolio in excess of $100 million. The Adviser has agreed that if the total expenses of the Portfolio (exclusive of interest, taxes, brokerage expenses and extraordinary items) for any fiscal year of the Portfolio exceed (i) 1.75% of the first $50 million of the Portfolio's average net assets, and (ii) 1.50% of the Portfolio's average net assets in excess of $50 million, the Adviser will pay or reimburse the Portfolio for that excess up to the amount of its advisory fee payable with respect to the Portfolio during that fiscal year. The fee paid by the Portfolio, although higher than the investment advisory fees paid by most other mutual funds, is comparable to the fees paid for similar services by many funds with similar investment objectives and policies.

++ The Advisor Class Shares may bear service fees of 0.25% and distribution fees and expenses of up to 0.25%. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. (See "SERVICE AND DISTRIBUTION PLANS.")

   The above table shows various fees and expenses an investor would bear directly or indirectly. The expenses and fees set forth above for the Portfolio are based on estimates. For purposes of calculating the expenses and fees set forth above, the table assumes that the Portfolio's average daily assets will be approximately $80 million. The effect of expense offsets on Total Operating Expenses is excluded. Additional information concerning the Advisor Class Shares may be obtained by calling toll free 1-800-888-REIT.

   The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return, (2) a 4.75% initial sales charge and (3) redemption at the end of each time period. The Portfolio charges no redemption fees of any kind.

                                                                     1 Year  3 Years  5 Years  10 Years
                                                                     ------  -------  -------  --------
Heitman/PRA Real Estate Portfolio Advisor Class Shares..........       $62      $91     $123      $214

     This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown.

Note to Expense Table

     The information set forth in the table and example above relates only to Advisor Class Shares of the Portfolio. Advisor Class Shares are subject to different total fees and expenses than Institutional Class Shares. Service Agents may charge other fees to their customers who are beneficial owners of Advisor Class Shares in connection with their customer accounts. (See "SERVICE AND DISTRIBUTION PLANS.")

                               PROSPECTUS SUMMARY

INVESTMENT ADVISER

     Heitman/PRA Securities Advisors, Inc. (the "Adviser") is a wholly-owned subsidiary of Heitman Financial Ltd. ("Heitman") which is a wholly-owned subsidiary of United Asset Management Corporation. Established in 1913, Heitman is one of the nation's largest institutional real estate advisers with over [870] real estate professionals in [92] offices throughout the United States, currently managing $[10.2] billion in real estate.

PURCHASE OF SHARES

     Shares of the Portfolio are offered through ACG Capital Corporation (the "Distributor") to investors at net asset value with a sales charge. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $5,000. The minimum for subsequent investments is $[100]. The minimum initial investment for IRA accounts is $[500]. The minimum initial investment for spousal IRA accounts is $[250]. Certain exceptions to the initial or minimum investment amounts may be made by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS

     The Portfolio will normally distribute substantially all of its net investment income in quarterly dividends. The Portfolio will distribute any realized net capital gains annually. Distributions will be reinvested in Portfolio shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES

     Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price.
(See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES

     UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing administration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                  RISK FACTORS

     The value of a Portfolio's shares will fluctuate in response to changes in market and economic conditions as well as the financial conditions and prospects of the issuers in which a Portfolio invests. Prospective investors should consider the following: (1) The Portfolio will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. High rates of portfolio turnover may result in additional transaction costs and the realization of capital gains. (See "PORTFOLIO TURNOVER."); (2) In addition, the Portfolio may use various investment practices, including investing in repurchase agreements and lending of securities. (See "OTHER INVESTMENT POLICIES."); (3) Under normal circumstances, at least 65% of the Portfolio's assets will be invested in the equity securities of companies principally engaged in the real estate industry. Because the Portfolio will be concentrated in this industry, the Portfolio may be subject to the risks associated with the direct ownership of real estate. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, and increases in interest rates. The value of securities of companies which service the real estate business sector may also be affected by such risks. Thus, the value of the Portfolio's shares may change at different rates compared to the value of shares of a mutual fund with investments in many industries. Because the Portfolio may invest a substantial portion of its assets in Real Estate Investment Trusts ("REITs"), the Portfolio may also be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") or its failure to maintain exemption from registration under the Investment Company Act of 1940 (the "1940 Act"). (See "REAL ESTATE INVESTMENT TRUSTS.")

                              FINANCIAL HIGHLIGHTS
                              Advisor Class Shares

     Prior to March __, 1998, the Portfolio operated as a series of Heitman Securities Trust and operated under the name Heitman Real Estate Fund. On March __, 1998, after approval by its shareholders, the Heitman Real Estate Fund was reorganized as part of the UAM Funds Trust and renamed the Heitman/PRA Real Estate Portfolio.

     The following table provides selected per share information for a share outstanding throughout the period presented for the Heitman/PRA Real Estate Portfolio's Advisor Class Shares. This table is part of the Portfolio's Financial Statements, which are included in the Portfolio's 1996 Annual Report to Shareholders and 1997 Semi-Annual Report to Shareholders. The Annual and Semi-Annual Reports are incorporated by reference into the Portfolio's SAI. The Portfolio's Financial Statements for the year ended December 31, 1996 have been audited by Price Waterhouse LLP. Their unqualified opinion on the Financial Statements is also incorporated by reference into the SAI. The Portfolio's Financial Statements for the period ended June 30, 1997 are unaudited. The Financial Statements for the period prior to January 1, 1996 have been audited by Arthur Andersen LLP. Please read the following information in conjunction with the Portfolio's 1996 Annual Report to Shareholders and 1997 Semi-Annual Report to Shareholders.


                                                       Advisor Class Shares
                                                       --------------------

                                        For the six-month period        For the Fiscal      For the Period May 15, 1995
                                           ended June 30, 1997           Year Ended         (Commencement of Operations)
                                              (Unaudited)             December 31, 1996      through December 31, 1995
                                              -----------             -----------------     ----------------------------
Net Asset Value, Beginning
 of Period................................      $  10.98                    $  8.67                    $   8.00
                                                --------                    -------                    --------
Income from Investment
 Operations
 Net investment income /a/................          0.14                       0.31                        0.23
 Net realized and unrealized gain
  on investments..........................          0.52                       2.84                        0.80
                                                --------                    -------                    --------
   Total from investment operations.......          0.66                       3.15                        1.03
                                                --------                    -------                    --------

Distributions
 From net investment
  income /a/..............................         (0.14)                     (0.31)                      (0.23)
 In excess of net investment income.......         (0.05)                     (0.12)                       0.00
 From net realized gain on investments....          0.00                      (0.41)                       0.00
 From tax return of capital /b/..........           0.00                       0.00                       (0.13)
                                                --------                    -------                    --------
   Total distributions....................         (0.19)                     (0.84)                      (0.36)
                                                --------                    -------                    --------

Net Asset Value, End of
 Period...................................      $  11.45                    $ 10.98                    $   8.67
                                                ========                    =======                    ========

Total Return/ c/..........................          6.07%                     37.44%                      13.19%

Ratios/Supplemental Data
 Net assets, end of period (in 000's).....      $ 73,355                    $79,805                    $  5,520
 Ratio of expenses to average net assets..          1.58%*                     1.73%                       1.99%*/d/
 Ratio of net investment income to
  average net assets /a/..................          2.55%*                     3.91%                       4.27%*/d/
 Portfolio Turnover.......................         83.41%*                    59.88%                      65.33%*
 Average commission rate paid /e/.........      $ 0.0409                    $0.0504                          --
------------------

*  Annualized.

+  Commencement of Operations.

a Distributions from REIT investments generally include a return of capital, which the Fund records as a reduction in the cost basis of its investments.

b Historically, the Fund has distributed to its shareholders amounts approximating dividends received from the REITs. Such distributions may include a portion which may be a return of capital.

c This result does not include the sales charge. If the charge had been included, the return would have been lower. The total return figure for the fiscal periods ended June 30, 1997 and December 31, 1995 have not been annualized.

d During 1995, the Advisor has agreed to reimburse a portion of the Advisor Shares' expenses. Without reimbursement, the expense ratio would have been 5.34% and the ratio of net investment income to average net assets would have been 0.92%.

e Required disclosure for fiscal years beginning after September 1, 1995 pursuant to SEC regulations.

                              INVESTMENT OBJECTIVE

     The Portfolio's investment objective is to obtain high total return consistent with reasonable risk by investing primarily in equity securities of public companies principally engaged in the real estate business. Each investment will be selected based upon a determination by the Adviser that the anticipated total return, considering both income and potential for capital appreciation, is high relative to the risk assumed. There can be no assurance that the Portfolio will achieve its objective and the Portfolio may not achieve as high a total return as other investment companies that invest in a broader universe of securities. The Portfolio's investment objective is a fundamental policy and may be changed only by the affirmative vote of the holders of a majority of the Portfolio's shares.

                              INVESTMENT POLICIES

     The Portfolio seeks to achieve its objective by investing in equity securities of public companies principally engaged in the real estate business. A company is "principally engaged" in the real estate business if at least 50% of the fair market value of its assets, as determined by the Adviser, consists of interests in, or at least 50% of its gross income or net profits are derived from the ownership, construction, management, financing or sale of, residential, commercial, or industrial real estate. Equity securities in which the Portfolio may invest are limited to common and preferred stocks, convertible bonds and convertible preferred stocks and warrants. All equity securities in which the Portfolio invests will be listed on a U.S. national securities exchange or traded in the over-the-counter market.

     Total return is composed of current income and capital appreciation. Under normal circumstances, the Portfolio will seek to maintain a balanced portfolio of securities which are income producing and securities which offer potential for capital appreciation.

     Under normal conditions, at least 65% of the Portfolio's total assets will be invested in the equity securities of companies, a majority of whose assets are represented by the ownership of real property, including leasehold interests. Such companies may include equity, mortgage and hybrid REITs and other companies with substantial real estate holdings. Although not an investment policy of the Portfolio, it is anticipated that under normal circumstances approximately 60% to 90% of the Portfolio's total assets will be invested in REITs and that a majority of the Portfolio's REIT investments will consist of equity securities of equity and hybrid REITs.

     The Portfolio may invest up to 35% of its total assets in equity securities of companies not principally engaged in the real estate business (as defined above) but nonetheless engaged in businesses related thereto. These companies may include manufacturers and distributors of building supplies, financial institutions which make or service mortgages, and companies whose real estate assets are substantial relative to the companies' stock market valuations, such as retailers, railroads and paper and forest products companies.

     When the Adviser believes that market conditions warrant a defensive position, up to 100% of the Portfolio's assets may be held in cash and short-term investments. See "SHORT-TERM INVESTMENTS AND REPURCHASE AGREEMENTS" below for a description of the types of short-term instruments in which the Portfolio may invest for temporary defensive purposes. When the Portfolio is in a defensive position, it may not necessarily be pursuing its stated investment objective.

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

     In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including certificates of deposit, bankers acceptances, time deposits, U.S. Government obligations, U.S. Government agency securities, short-term corporate debt securities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or, if unrated, determined by the Adviser to be of comparable quality.

     The Fund has received permission from the Securities and Exchange Commission (the ''SEC'') to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

     The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPANIES.")

REPURCHASE AGREEMENTS

     The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' acceptances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause a Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures. The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, a Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agreements. Each Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT-TERM INVESTMENTS.")

LENDING OF SECURITIES

     The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. A Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is subject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Trustees. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

     An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Trustees. The Portfolios will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

PORTFOLIO TURNOVER

     Portfolio turnover is not anticipated to exceed 75%. In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation). The Portfolio will not normally engage in short-term trading, but reserves the right to do so. The table set forth in "Financial Highlights" presents the Portfolio's historical portfolio turnover ratios.

INVESTMENT COMPANIES

     The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

     The Fund has received permission from the SEC to allow each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and restrictions. Based upon a Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders.

COMPANIES WITH LIMITED OPERATING HISTORIES

     The Portfolio may include securities of companies which have limited operating histories and may not yet be profitable. The investments in such companies offer opportunities for capital gains, but entail significant risks including, but not limited to, the volatility of the stock price and the viability of the firms' operations. The Portfolio will not invest in companies which together with predecessors have operating histories of less than three (3) years if immediately thereafter and as a result of such investment the value of the Portfolio's holdings of such securities (other than securities of REITs) exceeds 5% of the value of the Portfolio's total assets. Although not an investment policy of the Portfolio, it is anticipated that under normal circumstances, approximately 10% to 15% of the REITs in which the Portfolio invests will have operating histories of less than three years.

RESTRICTED SECURITIES

     The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Portfolio's investment limitations. The Portfolio may also invest up to 15% of its net assets in illiquid securities. Prices realized from sales of these securities could be more or less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities.

REAL ESTATE INVESTMENT TRUSTS

     A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

     REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans; and a hybrid REIT invests in both real estate equities and mortgages. Although not an investment policy of the Portfolio, it is anticipated that under normal circumstances, approximately 10% to 15% of the REITs in which the Portfolio invests will have operating histories of less than three years.

                             INVESTMENT LIMITATIONS

     The Portfolio will not:

     (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities);

     (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

     (c) invest more than 5% of its assets at the time of purchase in the securities of companies (other than securities of REITs) that have (with predecessors) a continuous operating history of less than 3 years;

     (d) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements or by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

     (e) (i) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33% of the Portfolio's total assets valued at the lower of market or cost, and (ii) a Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

     (f) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

     The Portfolio's investment objective and investment limitations (a), (b),
(d), and (e)(i) listed above are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Portfolio. The other investment limitations described here and those not specified as fundamental in the SAI as well as the Portfolio's investment policies are not fundamental and the Fund's Board of Directors may change them without shareholder approval upon reasonable notice to investors.

                               PURCHASE OF SHARES

     Shares of the Portfolio are offered through ACG Capital Corporation (the "Distributor") with a sales charge at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "SERVICE AND DISTRIBUTION PLANS" and "VALUATION OF SHARES.") The minimum initial investment required is $5,000. The minimum initial investment for IRA accounts is $[500]. The minimum initial investment for spousal IRA accounts is $[250]. Certain exceptions may be made by the Distributor of the Fund when it is in the best interest of the Portfolio.

     The Portfolio issues two classes of shares: Institutional Class and Advisor Class Shares. The two classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that the Advisor Class Shares offered by this Prospectus impose a sales charge on purchases, bear shareholder servicing expenses and distribution plan expenses, and have exclusive voting rights with respect to the Rule 12b-1 Distribution Plan pursuant to which the distribution fee may be paid. The two classes have different exchange privileges. (See "SHAREHOLDER SERVICES - EXCHANGE PRIVILEGE") The net income attributable to Advisor Class Shares and the dividends payable on Advisor Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Advisor Class Shares will be reduced by such amount to the extent the Portfolio has undistributed net income.

     Some Service Agents may also impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares, which are not subject to the Rule 12b-1 Service and Distribution Plans, which may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent and, would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

     Service Agents may enter confirmed purchase orders on behalf of their customers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent prior to the close of their business day to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

     BY MAIL

     . Complete and sign an Account Registration Form and mail it together with a check made payable to UAM Funds to:

                                UAM Funds Trust
                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

     Payment for purchases of shares received by mail will be credited to an account at the next share price calculated for the Portfolio after receipt. Payment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

     BY WIRE

     . Telephone the UAM Funds Service Center and provide the account name, address, telephone number, social security or taxpayer identification number, Portfolio selected, amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,

     .  instruct your bank to wire the specified amount to the Fund's Custodian:

                            The Chase Manhattan Bank
                                 ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                      Ref: Portfolio Name _______________
                      Your Account Number _______________
                       Your Account Name _______________
                      Wire Control Number _______________

     . Forward a completed Account Registration Form to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS

     Additional investments can be made at any time. The minimum additional investment is $[100]. Shares can be purchased at net asset value by mailing a check made payable to "UAM Funds" to the above address or by wiring money to the Custodian Bank using the instructions outlined above. When making additional investments, be sure that the account number, account name and the Portfolio to be purchased are identified on the check or wire. Prior to wiring additional investments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION

     Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES

     If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a Portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

     The Fund will not accept securities in exchange for shares of a Portfolio unless:

     . at the time of exchange, such securities are eligible to be included in the Portfolio (current market quotations must be readily available for such securities);

     . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

     . the value of any such securities (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

     Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

FEES AND CHARGES

      Sales Charges. Except as described under "Special Programs," the purchase price of an Advisor Class Share of the Fund is the Fund's per share net asset value after the purchase order is duly received, as defined herein, plus a sales charge that varies depending on the dollar amount of the shares purchased as set forth below. A major portion of this sales charge is reallowed by the Distributor to the Authorized Broker responsible for the sale.


   Dollar Amount                            Sales Charge Paid    Sales Charge Paid        Dealer
    of Purchase                             by Investors As %    by Investor As %     Concession As %
    Transaction                             of Purchase Price    of Net Asset Value   of Purchase Price
    -----------                             -----------------    ------------------   -----------------
Less than $100,000                                 4.75                  4.99               4.00
$100,000 or above but less than $250,000           4.00                  4.17               3.50
$250,000 or above but less than $500,000           3.00                  3.09               2.50
$500,000 or above but less than $1 million         2.00                  2.04               1.75
$1 million and above                               1.00                  1.01                .75

      The reduced charges described above are applicable to purchases of $[100,000] or more made at any one time by groups of "related investors" such as immediate family members. See the SAI for more complete information concerning related investors.

      At the discretion of the Distributor, the entire sales charge may at times be reallowed to dealers. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933. The Distributor, at their expense, may also provide additional compensation to dealers in connection with sales of Advisor Class Shares of the Fund. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding the Fund and other dealer-sponsored programs or events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of such Advisor Class Shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Details relating to any special reallowance or compensation arrangements between the Distributor and any broker or dealer are set forth in the SAI. Dealers may not use sales of the Fund's shares to qualify for this compensation to the extent prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned additional compensation is paid for by the Fund or its shareholders.

      Letter of Intent. Shareholders may purchase shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of shares of the Fund within a 13-month period. The investor will be charged the sales charge applicable to each purchase made pursuant to a Letter of Intent as if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

      An investor may include toward completion of a Letter of Intent the current value of all of the investor's shares of the Fund held of record as of the date of the Letter of Intent, plus the current value as of such date of all of such shares held by any "related person" as eligible to join with the investor in a single purchase.

      A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 2% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the aggregate purchase specified under the Letter of Intent is completed, or if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

SPECIAL PROGRAMS

      Purchases by Non-U.S. Investors Residing in Japan Only. Advisor Class Shares are being made available to selected non-U.S. investors residing in Japan through The Nomura Securities Co., Ltd. ("Nomura"), acting as a sub-distributor for the Distributor. All purchases by such investors, regardless of the amount, are subject to a sales charge of 4.00% of the net asset value of the shares purchased (approximately 3.85% of the purchase price), all of which will be reallowed by the Distributor to Nomura. In addition, the

Distributor has agreed to pay Nomura .25 of 1% of the net asset value of the Fund represented by Advisor Class Shares sold through Nomura for distribution services provided to the Fund, and the Fund has agreed to pay Nomura Securities International, Inc. ("NSI") .25 of 1% of the net asset value of the Advisor Class Shares sold through Nomura for shareholder services provided by NSI or its delegate.

      Advisor Class Shares sold in Japan will be sold only to residents of Japan in one or more private placements under Japanese law. In accordance with Japanese securities laws, such shares may not be transferred without the consent of a majority of the Trustees, which consent will not be granted if, as a result of such transfer, there would be fifty or more shareholders of the Advisor Class (including the underlying beneficial owners) who are residents of Japan. These transfer restrictions will not affect a shareholder's redemption rights as described in the Prospectus.

      Dividends and distributions on shares of the Fund held by non-U.S. investors residing in Japan will be subject to U.S. tax withholding requirements. All distributions, other than distributions of capital gains, will be subject to a U.S. withholding tax at the rate of 15% under the applicable tax treaty between the United States and Japan. Japanese residents may be able to obtain a refund of such tax payments to the extent such distributions are ultimately determined to constitute a return of capital for tax purposes. Japanese residents purchasing Advisor Class Shares should also consult their tax advisers about any taxes under the laws of Japan or other applicable foreign jurisdictions that may apply to payments received from the Fund.

MARKETING SERVICES AGREEMENT

      The Adviser and ACG have entered into a marketing services agreement with respect to the sale of Advisor Class Shares and certain Institutional Class Shares. Under the marketing services agreement, the Adviser will pay ACG additional compensation in the amount of .15 of 1% of the net asset value of the Fund represented by the Advisor Class Shares with the exception of Advisor Class Shares sold through Nomura. The Adviser has also agreed to pay ACG .10% of 1% of the net asset value of Advisor Class Shares held in omnibus shareholder accounts maintained by certain Service Agents. In addition, the Adviser has agreed to make certain continuing payments to ACG in the event that the marketing services agreement is terminated (as long as ACG remains registered as a broker/dealer) or if the fees payable to ACG as distributor of the Advisor Class Shares are reduced. However, if the Adviser terminates the agreement for "cause" or if ACG terminates its distribution agreement with the Trust, ACG is not entitled to such continuing payments. Finally, the agreement provides that ACG will not serve as a distributor of any other open-end registered investment company that invests primarily in shares of REITs (subject to a limited exception) and that the Adviser will not offer, sponsor, advise or otherwise promote any open-end registered investment company for which ACG is not the distributor, subject to certain exceptions.

AUTOMATIC INVESTMENT PLAN

     An Automatic Investment Plan permits shareholders of the Portfolio with a minimum value of $[2,500] or more to purchase shares automatically (minimum of $[100] per transaction) at regular intervals selected by the shareholder. Provided the shareholder's bank or other financial institution allows automatic withdrawals, shares are purchased by transferring funds via the Automated Clearing House ("ACH"). Investments made through ACH will be automatically transferred from a shareholder's checking, bank money market or NOW account designated by the shareholder. Such withdrawals are made electronically, if the shareholder's bank or financial institution so permits, or by pre-authorized checks or drafts drawn on the shareholder's bank or other account. The bank or financial institution must be a member of ACH. At the shareholder's option, the account designated will be debited in the specified amount, and shares will be purchased monthly or quarterly.

     To establish an Automatic Investment Plan, a shareholder must complete the Optional Services Form available from the UAM Funds Service Center at 1-800-638-7983 and mail it to Chase Global Funds Services Company. A shareholder may cancel his/her participation or change the amount of purchase at any time by mailing written notification to Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798 and notification generally will be effective three business days following receipt. The Fund may modify or terminate this privilege at any time, or may charge a service fee, although no such fee currently is contemplated.

                              REDEMPTION OF SHARES

     Shares of the Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any redemption may be more or less than the purchase price of the shares depending on the market value of investment securities held by the Portfolio.

BY MAIL

     Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

     .  share certificates, if issued;

     . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

     .  any required signature guarantees (see "SIGNATURE GUARANTEES"); and

     . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

BY TELEPHONE

     A redemption request by telephone requires the following:

     . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Account Registration Form; and

     . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

     The following tasks cannot be accomplished by telephone:

     . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed); or

     .  redemption of certificated shares by telephone.

     The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent do not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES

Signature guarantees are required for the following redemptions:

     . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

     . redemptions where the proceeds are to be sent to someplace other than the registered address; or

     .  share transfer requests.

     Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION

     Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

     If the Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

SYSTEMATIC WITHDRAWAL PLAN

     Any shareholder whose account balance totals at least $[10,000] may establish a Systematic Withdrawal Plan under which an amount pre-determined by the shareholder (but at least $[100]) is automatically redeemed from the shareholder's account either monthly or quarterly. A shareholder may participate in the Systematic Withdrawal Plan by using ACH. Redemptions made through ACH will be automatically transferred to the shareholder's bank or other similar financial institution account or a properly designated third party. The bank or financial institution must be a member of ACH. Redemptions ordinarily are made on the third business day of the month and payments ordinarily will be transmitted within five business days after the redemption date. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance systematic withdrawal payments of a given amount will vary from payment to payment. If a shareholder owns shares in more than one Portfolio, the shareholder must designate the Portfolio from which the redemptions under a Systematic Withdrawal Plan should be made. An additional sheet may be attached to the Optional Services Form if a shareholder selects more than one Portfolio. A Systematic Withdrawal Plan may be terminated or suspended at any time by the Fund. A shareholder may elect at any time, in writing, to terminate participation in the Systematic Withdrawal Plan. Such written election must be sent to and received by the Fund before a termination becomes effective. There is currently no charge to the shareholder for a Systematic Withdrawal Plan.

                         SERVICE AND DISTRIBUTION PLANS

     Under the Service Plan for Advisor Class Shares, adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund may enter into service agreements with Service Agents (broker-dealers or other financial institutions) who receive fees with respect to the Fund's Advisor Class Shares owned by shareholders for whom the Service Agent is the dealer or holder of record, or for whom the Service Agent performs Servicing, as defined below. These fees are paid out of the assets allocable to Advisor Class Shares to the Distributor or to the Service Agents directly or through the Distributor. The Fund reimburses the Distributor or the Service Agent for payments made at an annual rate of up to 0.25% of the average daily value of Advisor Class Shares owned by clients of the Service Agent during the period payments for Servicing are being made to it. Such payments are borne exclusively by the Advisor Class Shares. Each item for which a payment may be made under the Service Plan constitutes personal service and/or shareholder account maintenance and may constitute an expense of distributing Fund shares as the SEC construes such term under Rule 12b-1. The fees payable for Servicing reflect actual expenses up to the limits described herein.

     Servicing may include assisting clients in changing dividend options, account designations and addresses; performing subaccounting; establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; investing client cash account balances automatically in Advisor Class Shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent; arranging for bank wires; and such other services as the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regulation.

     The Glass-Steagall Act and other applicable laws prohibit federally chartered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks are engaged to act as Service Agent only to perform administrative and shareholder servicing functions, including transaction-related agency services for their customers. If a bank is prohibited from acting as a service agent, alternative means for continuing the servicing of its shareholders would be sought and the shareholder clients of the bank will remain Fund shareholders.

     The Distributor promotes the distribution of the Advisor Class Shares in accordance with the terms of a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides for the use of Fund assets allocable to Advisor Class Shares to pay expenses of distributing such shares.

     The Distribution Plan and Service Plan (the ''Plans'') were approved by the Board, including a majority of the Trustees who are not ''interested persons'' of the Fund as defined in the 1940 Act (and each of whom has no direct or indirect financial interest in the Plans or any agreement related thereto, referred to herein as the ''12b-1 Trustees''). The Plans may be terminated at any time by the vote of the Board or the 12b-1 Trustees, or by the vote of a majority of the outstanding Advisor Class Shares of the Portfolio involved.

     While the Plans continue in effect, the selection of the 12b-1 Trustees is committed to the discretion of such persons then in office. The Plans provide generally that a Portfolio may incur distribution and service costs under the Plans which may not exceed in the aggregate 0.75% per annum of that Portfolio's net assets. The Board has currently limited aggregate payments under the Plans to 0.50% per annum of a Portfolio's net assets. Under the Plans, as implemented for the Portfolio's Advisor Class Shares, Distribution Plan expenses may be no more than 0.25% and Service Plan expenses may be no more than 0.25%, although the maximum limit may be paid following appropriate Board approval. The Distribution Plan would permit payments to the Distributor, broker-dealers, other financial institutions, sales representatives or other third parties who render promotional and distribution services, for items such as advertising expenses, selling expenses, commissions or travel reasonably intended to result in sales of Advisor Class Shares and for the printing of prospectuses sent to prospective purchasers of Advisor Class Shares of the Portfolio.

     Although the Plans may be amended by the Board of Trustees, any changes in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders of the Class involved. The total amounts paid under the foregoing arrangements may not exceed the maximum limits specified above, and the amounts and purposes of expenditures under the Plans must be reported to the 12b-1 Trustees quarterly. The amounts allowable under the Plans for each Class of Shares of the Portfolios are also limited under certain rules of the National Association of Securities Dealers, Inc.

     In addition to payments by the Fund under the Plans, the Distributor, United Asset Management Corporation, the parent company of UAMFSI, and of the Adviser or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such service arrangements, when in effect, are made generally available to all qualified service providers. The Adviser may compensate its affiliated companies for referring investors to the Portfolio.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

     Advisor Class Shares of the Portfolio may be exchanged for Advisor Class Shares of any other UAM Funds Portfolio to the extent any are created in the future. Exchange requests should be made by contacting the UAM Funds Service Center.

     Any exchange will be based on the net asset value of the shares involved. There is sales charge. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

     Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m.
(ET) will be processed as of the close of business on the same day. Requests received after 4 p.m. will be processed on the next business day. The Board of Trustees may limit the frequency and amount of exchanges permitted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES - BY TELEPHONE". An exchange into another UAM Funds portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

     The net asset value of the Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any liabilities attributable to the class, by the number of shares outstanding attributable to the class. The net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

     Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

     Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value.

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Trustees.

                            PERFORMANCE CALCULATIONS

     The Portfolio measures performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

     Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all bond funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

     Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

     Performance will be calculated separately for Institutional Class and Advisor Class Shares. Dividends paid by the Portfolio with respect to Institutional Class and Advisor Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service and distribution fees relating to Advisor Class Shares will be borne exclusively by that class.

     The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in the Portfolio's SAI. This information may also be included in sales literature and advertising.

     The Portfolio's Annual Report to Shareholders, for its most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge upon request to the Fund by writing to the address or calling the phone number on the cover of this Prospectus.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Portfolio will normally distribute substantially all of its net investment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute them annually. All dividends and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive the distributions in cash.

FEDERAL TAXES

     The Portfolio intends to qualify as a regulated investment company ("RIC") under subchapter M of the Code, for federal income tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

     Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes. For a summary of the tax rates applicable to capital gains (including capital gain dividends), see the discussion below regarding the Taxpayer Relief Act of 1997.

     Dividends declared in October, November and December to shareholders of record in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, provided that the dividends are paid before February of the following year.

     The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Account Registration Form or on a separate form supplied by the Fund.

     Dividends and interest received by the Portfolio may give rise to withholding and other taxes imposed by foreign countries. These taxes reduce the Portfolio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

     [Under the Taxpayer Relief Act of 1997 (the "1997 Tax Act"), the maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less, (ii) 28% for capital assets held for more than one year but not more than 18 months and (iii) 20% for capital assets held for more than 18 months. The maximum long-term capital gains rate for corporations remains at 35%. Under the 1997 Tax Act, the Treasury is authorized to issue regulations that address the application of the new capital gains rates to sales and exchanges by RICs and to sales and exchanges of interests in RICs, but not such regulations have been issued as of the date hereof. It is expected that the new tax rates for capital gains under the 1997 Tax Act described above will apply to distributions of capital gain dividends by the Portfolio as well as to sales and exchanges of shares in the Portfolio. With respect to capital losses recognized on dispositions of shares held six months or less where such losses are treated as long-term capital losses to the extent of prior capital gain dividends received on such shares (see discussion above regarding gains or losses recognized on the sale or exchange of shares), it is unclear how such capital losses offset the capital gains referred to above. Shareholders should consult their own tax advisers as to the application of the new capital gains rates to their particular circumstances.]

     [The tax discussion set forth above is included herein for general information only. Prospective investors and shareholders should consult their own tax advisers with respect to the tax consequences to them of an investment in the Portfolio.]

                               INVESTMENT ADVISER

     Heitman/PRA Securities Advisors, Inc. (the "Adviser") is a corporation formed in 1994 and is located at 180 North LaSalle Street, Suite 3600, Chicago, Illinois 60601. The Adviser is a wholly-owned subsidiary of Heitman Financial Ltd. ("Heitman") which is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides investment management services to corporations, pension and profit-sharing trusts, endowments, foundations and other tax-exempt institutional investors. As of the date of this Prospectus, the Adviser had over $___ billion in assets under management.

     The Portfolio pays the Adviser a fee calculated daily and paid monthly in arrears, at the annual rate of 0.75% of the Portfolio's first $100 million of average daily net assets plus 0.65% of the average daily net assets of the Portfolio in excess of $100 million. The Adviser has agreed that if the total expenses of the Portfolio (exclusive of interest, taxes, brokerage expenses and extraordinary items) for any fiscal year of the Portfolio exceed (i) 1.75% of the first $50 million of the Portfolio's average net assets, and (ii) 1.50% of the Portfolio's average net assets in excess of $50 million, the Adviser will pay or reimburse the Portfolio for that excess up to the amount of its advisory fee payable with respect to the Portfolio during that fiscal year. The fee paid by the Portfolio, although higher than the investment advisory fees paid by most other mutual funds, is comparable to the fees paid for similar services by many funds with similar investment objectives and policies.

     The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Adviser and its parent company may also make payments to unaffiliated brokers who perform distribution, marketing, shareholder and other services with respect to the Portfolio.

     The investment professionals of the Adviser who are primarily responsible for the day-to-day management of the Portfolio and a description of their business experience during the past five years are as follows:

     Dean A. Sotter - Mr. Sotter is President of the Adviser with overall responsibility for portfolio management and marketing. Prior to joining the Adviser, Mr. Sotter was a Partner of PRA Securities Advisors, L.P. He was a Portfolio Manager and Vice President of JMB Institutional Realty Corporation from 1985-1992, where his responsibilities included property level analysis, budgeting and valuation as well as financial reporting and client communications.

     Timothy J. Pire - Mr. Pire is Vice President of the Adviser with responsibility for portfolio management, investigation and analysis of publicly traded real estate securities and implementation of the investment strategy through portfolio management. Prior to joining the Adviser, Mr. Pire served as a Research Analyst with PRA Securities Advisors, L.P., and he was an Associate Appraiser with Lyon, Skelte & Speirs in Seattle, Washington from 1990-1992 where he was involved in valuation of commercial real estate and writing full narrative appraisals.

     Randall E. Newsome - Mr. Newsome is Vice President of the Adviser with responsibility for portfolio management, investigation and analysis of publicly traded real estate securities and implementation of the investment strategy through portfolio management. Mr. Newsome also oversees the Adviser's trading positions. Prior to joining the Adviser, Mr. Newsome served as a Research Analyst with PRA Securities Advisors, L.P. and he was a Vice President with The Stratus Corporation in Chicago, Illinois from 1989-1993 where he was responsible for property management, leasing and construction management.

                            ADMINISTRATIVE SERVICES

     UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is responsible for performing and overseeing administrative, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated June 30, 1997. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

     Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio-specific fee is calculated from the aggregate net assets of the Portfolio at the following annual rate:

                                                                                      Rate
                                                                                      -----
     Heitman/PRA Real Estate Portfolio..........................................      0.06%

     CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

     0.19 of 1% of the first $200 million of combined UAM Fund is assets;
     0.11 of 1% of the next $800 million of combined UAM Fund is assets;
     0.07 of 1% of combined Fund assets in excess of $1 billion but less than $3 billion;
     0.05 of 1% of combined Fund assets in excess of $3 billion.

     Fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

     ACG Capital Corporation (the "Distributor"), 1661 Tice Valley Boulevard #200, Walnut Creek, California 94595, distributes the Advisor Class Shares of the Portfolio. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Portfolio's Advisor Class Shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Shares offered in this Prospectus (except as described under "SERVICE AND DISTRIBUTION PLANS" above). The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Trustees. Those approving the Agreement must include a majority of Trustees who are neither parties to the Agreement nor interested persons of any such party. The Agreement provides that the Fund will bear costs of registration of its shares with the SEC and various states as well as the printing of its prospectuses, its SAIs and its reports to shareholders.

                             PORTFOLIO TRANSACTIONS

     The Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transactions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of research, statistical and pricing services these brokers provide to the Portfolios in addition to required brokerage services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients. Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

     If a purchase or sale of securities is consistent with the investment policies of a Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, allocations are subject to periodic review by the Fund's Trustees.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized as a Delaware business trust on May 18, 1994 under the name ''The Regis Fund II''. On October 31, 1995, the name of the Fund was changed to ''UAM Funds Trust.'' The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series (''Portfolios'') or classes of shares of beneficial interest without further action by shareholders.

     At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of the Portfolio are fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.

     As of November 28, 1997, Charles Schwab & Company, Special Custody Account, 101 Montgomery Street, San Francisco, CA 94104, held of record 37% of the outstanding shares of the Portfolio's Advisor Class Shares for which ownership is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of the Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the Portfolio. As a result, these persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of the Portfolio.

     Both Institutional Class and Advisor Class Shares represent an interest in the same assets of a Portfolio. Advisor Class Shares impose a sales load on purchases and bear certain expenses related to shareholder servicing and distribution. Advisor Class Shares have exclusive voting rights for matters relating to such distribution expenditures. Information about the Advisor Class Shares of the Portfolios is available upon request by contacting the UAM Funds Service Center.

     Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters to the extent required by the undertaking.

CUSTODIAN

     The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP is the independent accountant for the Fund.

REPORTS

     Shareholders receive unaudited semi-annual financial statements and audited annual financial statements.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

LITIGATION

     The Fund is not involved in any litigation.


No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Fund's Statement of Additional Information, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

--------------------------------------------------------------------------------
                       APPLICATION ADVISOR CLASS SHARES
--------------------------------------------------------------------------------

UAM FUNDS

REGULAR MAIL: UAM Funds
              P.O. Box 2798
              Boston, MA 02208-2798

EXPRESS MAIL: UAM Funds 73
              Tremont Street, 9th Floor
              Boston, MA 02108-3913

FOR HELP WITH THIS APPLICATION, OR FOR MORE INFORMATION, CALL US TOLL FREE: 1-800-638-7983.

                    Distributed by ACG Capital Corporation

 BEFORE YOU COMPLETE THE APPLICATION, PLEASE BE SURE TO READ THE INSTRUCTIONS
 ----------------------------------------------------------------------------
                             ON THE REVERSE SIDE.
                             -------------------

--------------------------------------------------------------------------------
 1   YOUR ACCOUNT REGISTRATION (Check one box.)
--------------------------------------------------------------------------------
[_]  Individual or Joint Account

     ---------------------------------------------------------------------------
     Owner's Name: First, Initial, Last

                                                              -     -
                                                  ------------------------------
                                                  Owner's Social Security Number

     ---------------------------------------------------------------------------
     Joint Owner's Name: First, Initial, Last

                                                           -     -
                                            ------------------------------------
                                            Joint Owner's Social Security Number

     Joint accounts will be registered joint tenants with right of survivorship unless otherwise indicated.

 [_] Trust         [_] Exempt         [_] Non-Exempt         [_] Qualified Plan

     ---------------------------------------------------------------------------
     Trustee(s)' Name

     ---------------------------------------------------------------------------
     Name of Trust Agreement

     ---------------------------------------------------------------------------
     Beneficiary's Name

        -
     ---------------                                     -----------------------
     Taxpayer's ID                                       Date of Trust Agreement

 [_] Corporation, Partnership or Other Entity

     Type:     [_] Corp.      [_] Partnership        [_] Other

     ---------------------------------------------------------------------------
     Name of Corp. or Other Entity

        -
     --------------------   [_] Exempt    [_] Non-Exempt
     Taxpayer ID Number

     A Corporate Resolution Form is required.
--------------------------------------------------------------------------------
 2   ADDRESS
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     Street or P.O. Box Number

     ---------------------------------------------------------------------------
     City                         State                             Zip Code

     (      )                                (      )
     ------------------------------------    -----------------------------------
     Daytime Phone                           Evening Phone

     Citizenship:  [_] U.S.  [_] Resident-   [_] Non-
                                 Alien           Resident    ---------------
                                                 Alien       Specify Country
--------------------------------------------------------------------------------
 3   INVESTMENT
--------------------------------------------------------------------------------

Fill in the name of the Portfolio EXACTLY AS IT APPEARS ON THE FRONT OF THE PROSPECTUS.
                                                                      $
-------------------------------------------------------                ---------
                                                                      $
-------------------------------------------------------                ---------
                                                  TOTAL               $
                                                                       ---------

 4   METHOD OF PAYMENT
--------------------------------------------------------------------------------
 A. [_] Check (payable to UAM Funds) An Account No. will be assigned.

 B. [_] This application confirms my prior wire purchase on (date): ____________ I was assigned the following wire reference control number:____________________
--------------------------------------------------------------------------------
 5   DISTRIBUTIONS
--------------------------------------------------------------------------------
 Unless otherwise instructed, all distributions will be reinvested in additional shares.
 All dividends are to be                  [_] reinvested    [_] paid in cash
 All capital gains are to be              [_] reinvested    [_] paid in cash
--------------------------------------------------------------------------------
 6   TELEPHONE REDEMPTION AND EXCHANGE
--------------------------------------------------------------------------------
I/We authorize Chase Global Funds Services Company to honor any request(s) believed to be authentic for the following:
[_] Telephone Exchange                 [_] Telephone Redemption
    [_] a. Mail proceeds to name and address in which account is registered.
    [_] b. Wire redemption proceeds to bank indicated below.
                A VOIDED CHECK OR DEPOSIT SLIP MUST BE ATTACHED.

-------------------------------------------------------------------------------
Bank Name

-------------------------------------------------------------------------------
Bank Address
                                       (      )
----------------------------------     ---------------------------------------
Account Number                         Bank Phone

-------------------------------------------------------------------------------
Name(s) in which Account is Registered

-------------------------------------------------------------------------------
Bank Transit Routing Number (ABA #)
--------------------------------------------------------------------------------
 7   OPTIONAL INFORMATION
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Owner's Occupation                     Owner's Date of Birth

-------------------------------------------------------------------------------
Employer's Name

-------------------------------------------------------------------------------
Employer's Address

-------------------------------------------------------------------------------
Joint Owner's Occupation       Joint Owner's Date of Birth

-------------------------------------------------------------------------------
Joint Owner's Employer's Name

-------------------------------------------------------------------------------
Joint Owner's Employer's Address
--------------------------------------------------------------------------------
 8   SIGNATURE(S)

 .I/We have full authority and legal capacity to purchase Fund shares.
 .I/We have received the current Prospectus of the Portfolio(s) and agree to be bound by its (their) terms.
--------------------------------------------------------------------------------
 .UNDER PENALTY OF PERJURY, I/WE ALSO CERTIFY THAT --
  A. THE NUMBER SHOWN ON THIS FORM IS A CORRECT TAXPAYER ID NUMBER OR SOCIAL SECURITY NUMBER.
  B. I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (I) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (II) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. (CROSS OUT ITEM "B" IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.)
--------------------------------------------------------------------------------
THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

-----------------------------------------------           ----------------------
Signature (Owner, Trustee, etc.)                          Date

-----------------------------------------------           ----------------------
Signature (Joint Owner, Co-trustee, etc.)                 Date

--------------------------------------------------------------------------------
 9   INTERESTED PARTY/BROKER-DEALER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Name

-------------------------------------------------------------------------------
Address               City               State             Zip Code
--------------------------------------------------------------------------------

                                                       UAM Funds Service Center

                           APPLICATION INSTRUCTIONS
-------------------------------------------------------------------------------
 IF YOU NEED ASSISTANCE, A REPRESENTATIVE OF UAM FUNDS WILL BE PLEASED TO HELP
                 YOU. OUR TOLL-FREE NUMBER IS 1-800-638-7983.
-------------------------------------------------------------------------------

[1] NEW ACCOUNT APPLICATION. An account can be registered as only one of the following:

 . individual       Supply the Social Security Number of the registered account
 . joint tenants    owner who is to be taxed.

 . a trust          Supply the Taxpayer Identification Number of the legal entity
 . a corporation,   or organization that will report income and/or capital gains.
partnership,
organization,
fiduciary

Please check the box that corresponds with the type of account you are opening and fill in the required information exactly as you wish it to appear on the account.

REDEMPTION AUTHORIZATIONS. Corporations, other organizations, trusts and fidu-ciaries will be required to furnish additional paperwork to authorize redemp-tions. Call a representative of UAM Funds at 1-800-638-7983 for more information.

[2] YOUR MAILING ADDRESS. Please be sure to provide us with the address at which you wish to receive your mail.

[3] YOUR INVESTMENT. Please be sure to indicate the total amount invested. For more than two investments, please attach a separate sheet or an additional application.

[4] ESTABLISHING YOUR ACCOUNT.
    A. Section 4A lets you open your account by check. Your check(s) should be made payable to UAM Funds. Be sure to enclose your check(s) with this ap-plication.

    B. If you are confirming a new Fund purchase previously made by wire, be sure to fill in Section 4B and provide the wire reference control number you were assigned at the time of this purchase. A completed application must follow all wire purchases.

    All applications are subject to acceptance by UAM Funds.

[5] RECEIVING YOUR DIVIDENDS AND CAPITAL GAINS. Check the distribution option you prefer. If you do not select an option, all dividends and capital gains will be reinvested in your account.

[6] TELEPHONE REDEMPTION AND EXCHANGE. Telephone redemption proceeds mailed to a shareholder will be sent only to the address listed on the account. The Funds' bank wire feature is available for redeeming out of your Fund ac-count to your bank account. Be sure to check with your bank for proper wiring instructions. The Funds require the transit/routing number of your bank or its correspondent if your bank is unable to receive wires direct-ly. Please complete Section 6 to add the bank wire feature.

    Telephone exchanges may be made only if a Fund holds all share certifi-cates and if the registration of the two accounts will be identical.

[7] EMPLOYMENT INFORMATION. It is required by the National Association of Se-curities Dealers, Inc. to request this information.

[8] YOUR SIGNATURE(S). Please be sure to sign this application. If the account is registered in the name of:

    .an individual, the individual should sign

    .joint tenants, both should sign

    .a trust or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity)

    .a corporation or other organization, an officer should sign (please indi-cate corporate office or title)

[9] INTERESTED PARTY/BROKER-DEALER. In addition to the account statement sent to your registered address, you may also have a monthly consolidated statement mailed to up to ten (10) interested parties. You may add a sheet with additional interested party names and addresses. This section should also be completed if you are investing through a Broker-Dealer.

                                 --IMPORTANT--

    REGULAR MAIL: UAM Funds
                  P.O. Box 2798
                  Boston, MA 02208-2798

    EXPRESS MAIL: UAM Funds
                  73 Tremont Street, 9th Floor
                  Boston, MA 02108-3913

    MORE QUESTIONS? Call a representative of UAM Funds at 1-800-638-7983.

UAM Funds Service Center
c/o Chase Global Funds Services Company
P.O. Box 2798
Boston, MA 02208-2798
1-800-638-7983

Investment Adviser
Heitman/PRA Securities Advisors, Inc.
180 North LaSalle Street
Suite 3600
Chicago, IL 60601

Distributor
ACG Capital Corporation
1661 Tice Valley Boulevard, #200
Walnut Creek, CA 94595
1-800-888-REIT






PROSPECTUS
Date           , 1998

INSERT B


                                UAM FUNDS TRUST

                        POST-EFFECTIVE AMENDMENT NO. 17

                                    PART B


The following Portfolio's Statement of Additional Information is included in this Post-Effective Amendment No. 17:

Heitman/PRA Real Estate Portfolio Institutional Class Shares
Heitman/PRA Real Estate Portfolio Advisor Class Shares

The following Statements of Additional Information are incorporated by reference to Post-Effective Amendment No. 16 filed on July 10, 1997:

 .  BHM&S Total Return Bond Portfolio Institutional Class Shares and
   Institutional Service Class Shares
 .  Chicago Asset Management Intermediate Bond Portfolio Institutional Class
   Shares and Chicago Asset Management Value/Contrarian Portfolio Institutional Class Shares
 .  FPA Crescent Portfolio Institutional Class Shares and Institutional Service
   Class Shares
 .  Hanson Equity Portfolio Institutional Class Shares
 .  IRC Enhanced Index Portfolio Institutional Class Shares
 .  Jacobs International Octagon Portfolio Institutional Class Shares
 .  MJI International Equity Portfolio Institutional Class Shares and
   Institutional Service Class Shares
 .  TJ Core Equity Portfolio Institutional Service Class Shares

The following Statement of Additional Information is incorporated by reference to Post-Effective Amendment No. 2 filed on November 25, 1994:

Dwight Principal Preservation Portfolio

                                     PART B
                                    UAM FUNDS
                        HEITMAN/PRA REAL ESTATE PORTFOLIO

             STATEMENT OF ADDITIONAL INFORMATION --          , 1998

         This Statement of Additional Information ("SAI") is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds Trust (the "UAM Funds" or the "Fund") for the Heitman/PRA Real Estate Portfolio dated , 1998 relating to the Institutional Class Shares, and the Prospectus dated , 1998 relating to the Advisor Class Shares. To obtain a Prospectus, please call the UAM Funds Service Center at 1-800-638-7983.


                               TABLE OF CONTENTS
INVESTMENT OBJECTIVE AND POLICIES...........................................  2

PURCHASE AND REDEMPTION OF SHARES...........................................  2

SHAREHOLDER SERVICES........................................................  3

INVESTMENT LIMITATIONS .....................................................  3

MANAGEMENT OF THE FUND......................................................  5

INVESTMENT ADVISER..........................................................  7

SERVICE AND DISTRIBUTION PLANS..............................................  8

PORTFOLIO TRANSACTIONS...................................................... 10

ADMINISTRATIVE SERVICES..................................................... 10

PERFORMANCE CALCULATIONS.................................................... 11

GENERAL INFORMATION......................................................... 12

APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS ........................A-1

APPENDIX B - COMPARISON PUBLICATIONS, INDICES AND AVERAGES..................B-1

FINANCIAL STATEMENTS

Investment Adviser
Heitman/PRA Securities Advisors, Inc. (Adviser)

Distributors
UAM Fund Distributors, Inc. - Institutional Class Shares
ACG Capital Corporation - Advisor Class Shares

Administrator and Transfer Agent
UAM Fund Services, Inc. (FSI)

                        INVESTMENT OBJECTIVE AND POLICIES


         The following policies supplement the investment objective and policies of the Heitman/PRA Real Estate Portfolio (the "Portfolio") as set forth in the Prospectuses for the Institutional Class Shares and Advisor Class Shares of the
Portfolio:

LENDING OF SECURITIES

         The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectus.


                        PURCHASE AND REDEMPTION OF SHARES


         Institutional Class Shares of the Portfolio may be purchased without a sales commission and Advisor Class Shares of the Portfolio may be purchased with a sales charge at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's custodian. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange (the "Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

         The Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the SEC may permit. The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in each Prospectus under "Valuation of Shares," and a redeeming shareholder would normally incur brokerage expenses if he converted those securities to cash.

         No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES

         To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests.

         Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, and as further described in the Portfolio's Prospectuses. The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

         Institutional Class Shares of the Portfolio may be exchanged for Institutional Class Shares of any other UAM Funds or UAM Funds, Inc. Portfolio. Likewise, Advisor Class Shares of the Portfolio may be exchanged for Advisor Class Shares of any other UAM Funds or UAM Funds, Inc. Portfolio to the extent any are created in the future. Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

         Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind for Institutional Class Shares of the Portfolio. However, there is a sales charge for Advisor Class Shares of the Portfolio. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objective of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

         Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Trustees to assure that such exchanges do not disadvantage the Fund and its shareholders.

         For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

         Shareholders may transfer shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Purchase and Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                             INVESTMENT LIMITATIONS

         The following limitations supplement those set forth in each Prospectus of the Portfolio. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment limitations. Investment limitations (1), (2), (3), (4), (5) and (6) are classified as fundamental. A Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. The Portfolio will not:

1. As to 75% of the total assets of the Portfolio, purchase securities for the Portfolio of any issuer, if immediately thereafter (i) more than 5% of the Portfolio's total assets (taken at market value) would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of any class of such issuer would be held by the Portfolio, provided that this limitation does not apply to U.S. Government securities.

2. Make investments in real estate (including real estate limited partnership interests, but excluding readily marketable interest in real estate investment trusts ("REITs") or readily marketable securities of companies which invest in real estate) or commodities or commodity contracts, although the Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate, and the Portfolio may invest in futures contracts and related options.

3.       Act as a securities underwriter.

4. Make loans, except that the Portfolio may (i) purchase bonds, debentures and other publicly-distributed securities of a like nature,
         (ii) make loans in the form of call loans or loans maturing in not more than one year which are secured by marketable collateral and are in amounts and on terms similar to those currently in effect in the case of loans made by national banks, (iii) enter into repurchase agreements with respect to portfolio securities, and (iv) lend the portfolio securities of the Portfolio.

5. Borrow money, except that (i) the Portfolio may borrow money for temporary administrative purposes provided that the aggregate of all such borrowings does not exceed 33 1/3% of the value of the Portfolio's total assets and is not for more than 60 days, and (ii) the Portfolio may enter into interest-rate futures contracts. The Portfolio may not borrow for the purpose of leveraging its investment portfolio. The Portfolio may not purchase additional securities while outstanding borrowings exceed 5% of the value of its assets.

6. Lend the portfolio securities of the Portfolio in an amount in excess of 33% of the total assets of the Portfolio, taken at market value. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trustees, including the borrower's maintaining collateral equal at all times to the value of the securities loaned.

7. Purchase "illiquid" securities for the Portfolio, including repurchase agreements maturing in more than seven days, options traded "over-the-counter," securities lacking readily available market quotations and securities which cannot be sold without registration or the filing of a notification under federal or state securities laws, if, as a result, more than 15% of the Portfolio's net assets would then be invested in such securities.

8. Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin by the Portfolio.

9. Purchase securities of any other investment company, except in connection with a merger, consolidation, acquisition or reorganization, and except that the Portfolio may purchase securities of money market mutual funds to the extent permitted by applicable law. This restriction shall not prohibit the Portfolio from investing in securities issued by REITs.

10. Purchase securities for the Portfolio of companies which together with predecessors have a record of less than three years' continuous operation, and equity securities of issuers which are not readily marketable, if, as a result, more than 5% of the Portfolio's net assets would then be invested in such securities, except that this restriction shall not apply to the purchase of securities of REITs.

11. Invest in puts, calls, straddles, spreads and any combination thereof, except that (i) the Portfolio may write covered put and call options on securities and write and purchase put and call options on stock indexes, and (ii) the Portfolio may write covered put and call options on U.S. Government securities.

12. Purchase securities from or sell securities to any of its officers or Trustees, except with respect to its own shares and as is permissible under applicable statutes, rules and regulations.

13.      Purchase securities of companies for the purpose of exercising control.

14. Make short sales whereby the dollar amount of short sales at any one time shall exceed 25% of the net assets of the Portfolio, or the value of securities of any one issuer in which the Portfolio is short exceeds the lesser of 2% of the value of the Portfolio's net assets or 2% of the value of securities of any class of any issuer, except that the Portfolio may make short sales against the box.

         The investment restrictions numbered 1 through 6 above have been adopted by the Fund as fundamental policies of the Portfolio. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. "Majority" means the lesser of (1) 67% or more of the shares present at a Trust meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Investment restrictions 7 through 16 are non-fundamental policies and may be changed by vote of a majority of the Fund's Board of Trustees at any time.

         While the Fund has the power to pledge its assets to secure borrowings, the Fund has no intention of pledging the assets of the Portfolio taken at market value in any amount in excess of 33[OBJECT OMITTED]% of the Portfolio's total assets taken at market value. The deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis, and collateral arrangements with respect to the purchase and sale of stock options and stock index options and initial and variation margin for futures contracts, are not deemed to be pledges of assets of the Portfolio. Also, although the Fund has the power to make call loans, it has no intention to do so.

         Government securities in which the Portfolio may invest include (a) direct obligations of the U.S. Treasury, including bills, bonds and notes, and
(b) obligations issued or guaranteed as to principal and interest by U.S. Government agencies or instrumentalities and supported by any of (i) the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association participation certificates); (ii) the right of the issuer to borrow a limited amount from the U.S. Treasury (e.g., securities of Federal Farm Credit Banks); (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality (e.g., securities of the Federal National Mortgage Association); or (iv) the credit of the agency or instrumentality (e.g., securities of the Student Loan Marketing Association).

         Although the Portfolio has the ability to invest in futures contracts and options, the Portfolio has no current intention of doing so without first notifying its shareholders and supplying further information in the Prospectus.

         Although not an investment policy, it is anticipated that under normal circumstances approximately 60% to 90% of the Portfolio's assets will be invested in REITs which, according to the National Association of Real Estate Investment Trusts, have grown over five-fold since 1991.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

         The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers. The following is a list of the Trustees and Officers of the Fund and a brief statement of their present positions, date of birth, address and principal occupations during the past five years. Those people who are "interested persons" of the Fund as that term is defined in the 1940 Act are indicated by an asterisk (*).

John T. Bennett, Jr. (1/26/29), Trustee; College Road--RFD 3, Meredith, NH 03253; President of Squam Investment Management Company, Inc. and Great Island Investment Company, Inc.; President of Bennett Management Company from 1988 to 1993.

Nancy J. Dunn (8/14/51), Trustee; 10 Garden Street, Cambridge, MA 02138; Vice President for Finance and Administration and Treasurer of Radcliffe College since 1991.

Philip D. English (8/5/48), Trustee; 16 West Madison Street, Baltimore, MD 21201; President and Chief Executive Officer of Broventure Company, Inc.; Chairman of the Board of Chektec Corporation and Cyber Scientific, Inc.

William A. Humenuk (4/21/42), Trustee; 4000 Bell Atlantic Tower, 1717 Arch Street, Philadelphia, PA 19103; Partner in the Philadelphia office of the law firm Dechert Price & Rhoads; Director, Hofler Corp.

Norton H. Reamer* (3/21/35), Trustee; One International Place, Boston, MA 02110; President and Chairman of the Fund; President, Chief Executive Officer and a Director of United Asset Management Corporation; Director, Partner or Trustee of each of the Investment Companies of the Eaton Vance Group of Mutual Funds.

Charles H. Salisbury, Jr.* (8/24/40), Trustee; One International Place, Boston, MA 02110; Executive Vice President of United Asset Management Corporation; formerly an executive officer and Director of T. Rowe Price and President and Chief Investment Officer of T. Rowe Price Trust Company.

Peter M. Whitman, Jr.* (7/1/43), Trustee; One Financial Center, Boston, MA 02111; President and Chief Investment Officer of Dewey Square Investors Corporation ("DSI") since 1988; Director and Chief Executive Officer of H. T. Investors, Inc., formerly a subsidiary of DSI.

William H. Park* (9/19/47), Vice President; One International Place, Boston, MA 02110; Executive Vice President and Chief Financial Officer of United Asset Management Corporation.

Gary L. French* (7/4/51), Treasurer; 211 Congress Street, Boston, MA 02110; President of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; formerly Vice President of Operations, Development and Control of Fidelity Investment in 1995; Treasurer of the Fidelity Group of Mutual Funds from 1991 to 1995.

Michael E. DeFao* (2/28/68), Secretary; 211 Congress Street, Boston, MA 02110; Vice President and General Counsel of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; Associate Attorney of Ropes & Gray (a law firm) from 1993 to 1995.

Robert R. Flaherty* (9/18/63), Assistant Treasurer; 211 Congress Street, Boston, MA 02110; Vice President of UAM Fund Services, Inc.; formerly Manager of Fund Administration and Compliance of Chase Global Fund Services Company from 1995 to 1996; Deloitte & Touche LLP from 1985 to 1995, Senior Manager.

Karl O. Hartmann* (3/7/55), Assistant Secretary; 73 Tremont Street, Boston, MA 02108; Senior Vice President and General Counsel of Chase Global Funds Services Company.

Gordon M. Shone* (7/30/56), Assistant Treasurer; 73 Tremont Street, Boston, MA 02108; Vice President of Fund Administration and Compliance of Chase Global Funds Services Company; formerly Senior Audit Manager of Coopers & Lybrand LLP (1983-1996).

REMUNERATION OF TRUSTEES AND OFFICERS

         The Fund pays each Trustee, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $1,200 per quarter. In addition, each unaffiliated Trustee receives a $2,000 meeting fee which is aggregated for all the Trustees and allocated proportionately among the Portfolios of the Fund and UAM Funds, Inc., and reimbursement for travel and other expenses incurred while attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), FSI or CGFSC and receive no compensation from the Fund. As of November 28, 1997, the Trustees and Officers of the Fund owned less than 1% of the Fund's outstanding shares.

         The following table shows aggregate compensation paid to each of the Fund's Independent Trustees by the Fund, as well as total compensation from the Fund and UAM Funds, Inc. (collectively the "Fund Complex"), respectively, in the fiscal year ended April 30, 1997.

COMPENSATION TABLE


              (1)                     (2)                     (3)                   (4)                   (5)

                                                            Pension or           Estimated         Total Compensation
                                                        Retirement Benefits        Annual          from Registrant and
         Name of Person,     Aggregate Compensation     Accrued as Part of      Benefits Upon         Fund Complex
             Position            From Registrant          Fund Expenses          Retirement         Paid to Trustees
             --------            ---------------          -------------          ----------         ----------------
     John T. Bennett, Jr.

  Trustee.........                   $ 4,874                    0                     0                 $ 31,700
J. Edward Day
  Former Trustee..                   $ 2,168                    0                     0                 $ 15,550
Philip D. English
  Trustee.........                   $ 4,874                    0                     0                 $ 31,700
William A. Humenuk
  Trustee.........                   $ 4,874                    0                     0                 $ 31,700
Nancy J. Dunn
  Trustee.........                      $0                      0                     0                    $0

PRINCIPAL HOLDER OF SECURITIES

     As of November 28, 1997, the following persons or organizations held of record or beneficially 5% or more of the shares of the Portfolio:

     Heitman/PRA Real Estate Portfolio Institutional Class Shares: United Nations Joint Staff, c/o Henry L. Ouma, Investment Management Service, United Nations, Room S-0702, New York, NY, 27%; Charles Schwab & Company, Reinvest Account, 101 Montgomery Street, San Francisco, CA, 14%; Charles Schwab & Company, Cash Account, 101 Montgomery Street, San Francisco, CA, 9%; HAWCO, c/o Hawaiian Trust Company, Client Mutual Funds 769, P.O. Box 1930, Honolulu, HI, 9%; National Financial Securities For Exclusive Benefit of LC, 5th floor, 200 Liberty Street, New York, NY, 6%; Donaldson Lufkin & Jenrette, Cash Account, 1 Pershing Plaza, Jersey City, NJ, 5%.

     Heitman/PRA Real Estate Portfolio Advisor Class Shares: Charles Schwab & Company, Special Custody Account, 101 Montgomery Street, San Francisco, CA, 37% and FTC & Company, Attn: Datalynx - House ACC, P.O. Box 173736, Denver, CO, 5%.

     The persons(s) or organization(s) listed above as owning 25% or more of the outstanding shares of the Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

------
* Denotes shares held by a trustee or fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                               INVESTMENT ADVISER

CONTROL OF ADVISER

         The Adviser is a wholly-owned subsidiary of Heitman Financial Ltd. which is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized over such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

         Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or Portfolios of the UAM Funds, Inc., a registered investment company.

         In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance-based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES

         The Portfolio pays Heitman/PRA Securities Advisors, Inc. a fee calculated daily and paid monthly in arrears, at the annual rate of 0.75% of the Portfolio's first $100 million of average daily net assets plus 0.65% of the average daily net assets of the Portfolio in excess of $100 million. The Adviser has agreed that if the total expenses of the Portfolio (exclusive of interest, taxes, brokerage expenses and extraordinary items) for any fiscal year of the Portfolio exceed (i) 1.75% of the first $50 million of the Portfolio's average net assets, and (ii) 1.50% of the Portfolio's average net assets in excess of $50 million, the Adviser will pay or reimburse the Portfolio for that excess up to the amount of its advisory fee payable with respect to the Portfolio during that fiscal year. The fee paid by the Portfolio, although higher than the investment advisory fees paid by most other mutual funds, is comparable to the fees paid for similar services by many funds with similar investment objectives and policies.


         During the fiscal years ended December 31, 1996 and December 31, 1995, the three-month period ended December 31, 1994 and the fiscal year ended September 30, 1994, the fees paid to the Adviser were $992,968, $724,658, $201,070, and $881,646, respectively.

                         SERVICE AND DISTRIBUTION PLANS

         As stated in the Portfolio's Advisor Class Shares Prospectus, the Distributor may enter into agreements with broker-dealers and other financial institutions ("Service Agents"), pursuant to which they will provide administrative support services to Advisor Class shareholders who are their customers ("Customers") in consideration of the Fund's payment of 0.25% (on an annualized basis) of the average daily net asset value of the Advisor Class Shares held by the Service Agent for the benefit of its Customers. Such services include:

     (a) acting as the sole shareholder of record and nominee for beneficial owners;

     (b) maintaining account records for such beneficial owners of the Fund's shares;

     (c)  opening and closing accounts;

     (d) answering questions and handling correspondence from shareholders about their accounts;

     (e)  processing shareholder orders to purchase, redeem and exchange shares;

     (f) handling the transmission of funds representing the purchase price or redemption proceeds;

     (g) issuing confirmations for transactions in the Fund's shares by shareholders;

     (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

     (i) assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts;

     (j) providing account maintenance and accounting support for all transactions; and

     (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder services must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

         Each agreement with a Service Agent is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Trustees. Pursuant to the Service Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made. In addition, arrangements with Service Agents must be approved annually by a majority of the Fund's Trustees, including a majority of the Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

         The Board of Trustees has approved the arrangements with Service Agents based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Agents must be approved by a majority of the Fund's Board of Trustees (including a majority of the disinterested Trustees). So long as the arrangements with Service Agents are in effect, the selection and nomination of the members of the Fund's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund will be committed to the discretion of such non-interested Trustees.

         Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan for the Advisor Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Advisor Class Shares.

         The Distribution Plan permits the Advisor Class Shares, pursuant to the Distribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Advisor Class Shares. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. In addition, the Advisor Class Shares may make payments directly to other unaffiliated parties who either aid in the distribution of their shares or provide services to the Class.

         The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Advisor Class Shares' average daily net assets for the year. The Fund's Board of Trustees may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Advisor Class Shares is 0.75% of average daily net assets of such class, the Board of Trustees has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Advisor Class Shares, currently cannot exceed 0.50% of the average daily net assets represented by the Advisor Class. While the current fee which will be payable under the Service Plan has been set at 0.25%, the Plans permit a full 0.75% on all assets to be paid at any time following appropriate Board approval.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Advisor Class Shares will be borne by such persons without any reimbursement from such Classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans, the Distribution Agreement and the related agreements must be approved annually by the Board of Trustees in the same manner, as specified above.

         Each year the Trustees must determine whether continuation of the Plans is in the best interest of the shareholders of Advisor Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to the Class may be terminated at any time without penalty by a majority of those Trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Trustees who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Trustees including a majority of the Trustees of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Fund must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review. The National Association of Securities Dealers, Inc. has adopted amendments to its Conduct Rules relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

         For the fiscal years ended December 31, 1996 and December 31, 1995, the Fund paid $89,289 and $2,985, respectively, in compensation to ACG Capital Corporation with respect to Advisor Class Shares pursuant to a Distribution Agreement dated May 15, 1995.

     During the fiscal years ended December 31, 1996 and December 31, 1995, the Fund paid an aggregate of $89,289 and $2,985, respectively, to Service Agents under contracts entered into pursuant to the Shareholder Servicing Plan.

                             PORTFOLIO TRANSACTIONS

         The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. The Adviser may, however, consistent with the interests of the Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreements. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.

         It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of Fund shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

         Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Trustees.

         During the fiscal years ended December 31, 1996 and December 31, 1995, the three-month period ended December 31, 1994 and the fiscal year ended September 30, 1994, the Fund paid $400,540, $334,132, $98,851, and $510,528, respectively, in brokerage commissions. During the fiscal year ended December 31, 1996, transactions of the Fund aggregating $112,774,163 were allocated to brokers providing research, statistical and other related services and $232,200 in brokerage commissions were paid on these transactions.

                             ADMINISTRATIVE SERVICES

         As stated in the Prospectuses, the Board of Trustees of the Fund approved a new Fund Administration Agreement between FSI a wholly-owned subsidiary of UAM, and the Fund. The Fund's Trustees also approved a Mutual Fund Services Agreement between FSI and CGFSC. The services provided by FSI and CGFSC and the basis of the fees payable by the Fund under the Fund Administration Agreement are described in the Portfolios' Prospectuses. Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The services provided by FSI and CGFSC and the basis of the current fees payable are described in the Portfolio's Prospectuses.

         As compensation for services performed under an Amended and Restated Administration Agreement (the "Administration Agreement") dated November 14, 1996, Rodney Square Management Corporation ("Rodney Square"), the Portfolio's previous Administrator, received a fee payable monthly computed on the average daily net assets of each class of the Fund at the end of each business day at an annual rate of .10%, plus any out-of-pocket expenses. During the fiscal years ended December 31, 1996 and 1995, the three-month period ended December 31, 1994, and the fiscal period ended September 30, 1994, the fees paid to Rodney Square by the Fund pursuant to the Administration Agreement were $141,640, $107,310, $29,091, and $134,382, respectively.

         As compensation for services performed under an Amended and Restated Accounting Services Agreement (the "Accounting Services Agreement") dated November 14, 1996, Rodney Square received a fee payable monthly at an annual rate of $75,000, plus .02% of the average net assets in excess of $100 million, computed on the average daily net assets of the Fund at the end of each business day, plus any out-of-pocket expenses. During the fiscal years ended December 31, 1996 and December 31, 1995, the three-month period ended December 31, 1994, and the fiscal period ended September 30, 1994, fees paid to Rodney Square by the Fund pursuant to the Accounting Services Agreement were $73,582, $56,863, $11,915, and $50,124, respectively.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

         The Portfolio may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by each class of the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those methods used to compute or express performance follows.

YIELD

         Current yield reflects the income per share earned by a Portfolio's investment. The current yield of a Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Advisor Class Shares of a Portfolio bear additional service and distribution expenses, the yield of the Advisor Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

         A yield figure is obtained using the following formula:

         Yield = 2[(a - b + 1)/6/ - 1]
                    -----
                     cd

where:

         a    =    dividends and interest earned during the period
         b    =    expenses accrued for the period (net of reimbursements)
         c    =    the average daily number of shares outstanding during the
                   period that were entitled to receive income distributions
         d    =    the maximum offering price per share on the last day of the period.

TOTAL RETURN

         The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. Since Advisor Class Sharesof a Portfolio bear additional service and distribution expenses, the average annual total return of the Advisor Class Sharesof a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

         These figures are calculated according to the following formula:

         P(1 + T)/n/ = ERV

where:

P        =        a hypothetical initial payment of $1,000
T        =        average annual total return
n        =        number of years
ERV      =        ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

         The average annual total returns of the Institutional Class Shares for the one-year and five-year periods ended June 30, 1997 and since inception through June 30, 1997 were 6.42%, 17.98% and 10.37%, respectively, and the average annual total returns of the Advisor Class Shares for the one-year period ended June 30, 1996 and since inception through June 30, 1997 were 6.07% and 23.63%, respectively.

COMPARISONS

         To help investors better evaluate how an investment in either Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

         In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

         The Fund was organized under the name The Regis Fund II as a Delaware business trust on May 18, 1994. On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's principal office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by shareholders.

         On each matter submitted to a vote of the Shareholders, each holder of a share shall be entitled to one vote for each whole share and a fractional vote for each fractional share standing in his name on the books of the Fund.

         In the event of liquidation of the Fund, the holders of the Shares of each Portfolio or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Portfolio, or in the case of a class, belonging to that Portfolio and allocable to that class, over the liabilities belonging to that Portfolio or class. The assets so distributable to the holders of Shares of any particular Portfolio or class thereof shall be distributed to the holders in proportion to the number of Shares of that Portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any Portfolio or class thereof may be authorized at any time by vote of a majority of the Trustees then in office.

         Shareholders of both Classes of the Fund's Portfolios have no pre-emptive or other rights to subscribe to any additional Shares or other securities issued by the Fund or any Portfolio, except as the Trustees in their sole discretion shall have determined by vote. Both Institutional Class and Advisor Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Advisor Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

         The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes incurred and the imposition of the Federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted. See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectuses.

         Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectuses.

         As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

         The Portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by the Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses realized by another Portfolio.

CAPITAL GAINS RATES UNDER THE 1997 TAX ACT

         Under the Taxpayer Relief Act of 1997 (the "1997 Tax Act"), the maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less, (ii) 28% for capital assets held for more than one year but not more than 18 months and (iii) 20% for capital assets held for more than 18 months. The maximum long-term capital gains rate for corporations remains at 35%. Under the 1997 Tax Act, the Treasury is authorized to issue regulations that address the application of the new capital gains rates to sales and exchanges by RICs and to sales and exchanges of interests in RICs, but not such regulations have been issued as of the date hereof. It is expected that the new tax rates for capital gains under the 1997 Tax Act described above will apply to distributions of capital gain dividends by the Portfolios as well as to sales and exchanges of shares in the Portfolios. With respect to capital losses recognized on dispositions of shares held six months or less where such losses are treated as long-term capital losses to the extent of prior capital gain dividends received on such shares (see discussion above regarding gains or losses recognized on the sale or exchange of shares), it is unclear how such capital losses offset the capital gains referred to above. Shareholders should consult their own tax advisers as to the application of the new capital gains rates to their particular circumstances.

CODE OF ETHICS

         The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

FEDERAL TAXES

         In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of the Portfolio's gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or other related income, derived with respect to its business investing in stock or securities. Qualification as a regulated investment company also requires that less than 30% of a Portfolio's gross income be derived from the sale or other disposition of stock or securities held less than three months.

         The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year on futures transactions). Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised as to the character of the payment.

                              FINANCIAL STATEMENTS

         The Financial Statements of the Portfolio which include the Financial Highlights for the fiscal year ended December 31, 1996 which appear in the 1996 Annual Report and the report thereon of Price Waterhouse LLP as of and for the fiscal year ended December 31, 1996 which were previously filed electronically with the SEC (Accession Number: 0000840084-97-000003) are incorporated herein by reference. The Financial Statements and Financial Highlights for the periods prior to 1996 were audited by other independent accountants. The unaudited Financial Statements of the Portfolio's Institutional Class Shares and Advisor Class Shares for the six month period ended June 30, 1997 and the Financial Highlights relating to the same period which were previously filed electronically with the SEC (Accession Number: 0000840084-97-000009) are incorporated herein by reference.

       APPENDIX A -- DESCRIPTION OF SECURITIES AND CORPORATE BOND RATINGS

I. DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Service, Inc.'s Corporate Bond Ratings:

         Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         Moody's Investors Service, Inc. ("Moody's") applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation's Corporate Bond Ratings:

         AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

         AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

         A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

         BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         C -- The rating C is reserved for income bonds on which no interest is being paid.

         D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES

         The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

         U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

         In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and FNMA, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

         Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III. DESCRIPTION OF COMMERCIAL PAPER

         The Portfolios may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

         Commercial paper rated A-1 by S&P has the following characteristics:
(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-
3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV. DESCRIPTION OF BANK OBLIGATIONS

         Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

           APPENDIX B - COMPARISON PUBLICATIONS, INDICES AND AVERAGES

         With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated above.

         (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks.

         (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.

         (c) Standard & Poor's 400 Mid Cap Index - consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is also a market-value weighted index and was the first benchmark of mid cap stock price movement.

         (d) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

         (e) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available.

         (f) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

         (g) Lipper Capital Appreciation Funds Index - a fund that aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The fund may take large cash positions.

         (h) Lipper Small Cap Funds Index- a fund that by prospectus or portfolio practice invests primarily in companies with market capitalizations of less than $1 billion at the time of purchase.

         (i) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

         (j) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

         (k) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

         (l) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

         (m) Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

         (n) Lehman Brothers Long-Term Treasury Bond Index-- is composed of all bonds covered by the Lehman

                    Brothers Treasury Bond Index with maturities of 10 years or greater.

         (o) Lehman Brothers Government/Corporate Index -- is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

         (p) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

         (q) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

         (r) Russell 2000 Index -- composed of the 2,000 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. publicly-traded companies.

         (s) Salomon Brothers 3 Month T-Bill Average - the average return for all Treasury bills for the previous three month period.

         (t) Composite Indices -- 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers Long-Term Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

         (u) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

         (v) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

         (w) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

         (x) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

         (y) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

         (z) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

         (aa) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

                                     PART C
                                UAM FUNDS TRUST
                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (A)  FINANCIAL STATEMENTS:

     Included in Part A for the Portfolio listed below are "Financial Highlights" from the date indicated to the period ended June 30, 1997:

     Heitman/PRA Real Estate Portfolio Institutional Class Shares (1/4/89) Heitman/PRA Real Estate Portfolio Advisor Class Shares (5/15/95)




     Incorporated by reference to Post-Effective Amendment No. 16 in Part A for the Portfolios listed below are "Financial Highlights" for the periods from the date indicated to the fiscal year ended April 30, 1997:

     BHM&S Total Return Bond Portfolio Institutional Class Shares
       (November 1, 1995)
     BHM&S Total Return Bond Portfolio Institutional Service Class Shares
       (November 1, 1995)
     Chicago Asset Management Intermediate Bond Portfolio Institutional Class
       Shares (January 24, 1995)
     Chicago Asset Management Value/Contrarian Portfolio Institutional Class
       Shares (December 16, 1994)
     IRC Enhanced Index Portfolio Institutional Class Shares (January 23, 1996) Jacobs International Octagon Portfolio Institutional Class Shares
       (January 2, 1997)
     MJI International Equity Portfolio Institutional Class Shares
       (September 16, 1994)
     MJI International Equity Portfolio Institutional Service Class Shares
       (December 31, 1996)
     TJ Core Equity Portfolio Institutional Service Class Shares
       (September 28, 1995)

     Incorporated by reference to Post-Effective Amendment No. 16 in Part A for the Portfolio listed below are "Financial Highlights" for the periods from the date indicated to the fiscal year ended March 31, 1997:

     FPA Crescent Portfolio Institutional Class Shares (June 2, 1993) FPA Crescent Portfolio Institutional Service Class Shares
       (January 24, 1997)

     Incorporated by reference in Part B for the Portfolio listed below are Financial Statements dated December 31, 1996 and June 30, 1997:

     Heitman/PRA Real Estate Portfolio Institutional Class Shares
     Heitman/PRA Real Estate Portfolio Advisor Class Shares

     The Financial Statements for the above-referenced Portfolio for the time periods set forth in each Annual Report dated December 31, 1996 include:

     (a) Statement of Assets and Liabilities as of December 31, 1996;

     (b) Statement of Operations for the period ended December 31, 1996;

     (c) Statement of Changes in Net Assets for the period ended December 31, 1996;

     (d) Financial Highlights as of December 31, 1996;

     (e) Notes to Financial Statements; and

     (f) Reports of Independent Accountants.

     The Financial Statements for the above-referenced Portfolio for the time periods set forth in each Semi-Annual Report dated June 30, 1997 include:

     (a) Statement of Assets and Liabilities as of June 30, 1997;

     (b) Statement of Operations for the period ended June 30, 1997;

     (c) Statement of Changes in Net Assets for the Period ended June 30, 1997;

     (d) Financial Highlights as of June 30, 1997; and

     (e) Notes to Financial Statements.


     INCORPORATED BY REFERENCE TO POST-EFFECTIVE AMENDMENT NO. 16 TO PART B FOR THE PORTFOLIOS LISTED BELOW ARE FINANCIAL STATEMENTS DATED APRIL 30, 1997:

     BHM&S Total Return Bond Portfolio Institutional Class Shares
     BHM&S Total Return Bond Portfolio Institutional Service Class Shares Chicago Asset Management Value/Contrarian Portfolio Institional Class Shares
     Chicago Asset Management Intermediate Bond Portfolio Institional Class
     Shares
     IRC Enhanced Index Portfolio Institutional Class Shares
     Jacobs International Octagon Portfolio Institutional Class Shares
     MJI International Equity Portfolio Institutional Class Shares
     MJI International Equity Portfolio Institutional Service Class Shares TJ Core Equity Portfolio Institutional Service Class Shares

     The Financial Statements for the above-referenced Portfolios for the time periods set forth in each Portfolio's Annual Report dated April 30, 1997 include:

     (a) Statement of Net Assets as of April 30, 1997;

     (b) Statement of Operations for the period ended April 30, 1997;

     (c) Statement of Changes in Net Assets for the period ended April 30, 1997;

     (d) Financial Highlights as of April 30, 1997;

     (e) Notes to Financial Statements; and

     (f) Report of Independent Accountants.

     Incorporated by reference to Post-Effective Amendment No. 16 to Part B for the Portfolio listed below are Financial Statements dated March 31, 1997:

     FPA Crescent Portfolio Institutional Class Shares
     FPA Crescent Portfolio Institutional Service Class Shares

     The Financial Statements for the above-referenced Portfolio for the time periods set forth in the Portfolio's Annual Report dated March 31, 1997 include:

     (a) Statement of Net Assets as of March 31, 1997;
     (b) Statement of Operations for the period ended March 31, 1997;
     (c) Statement of Changes in Net Assets for the period ended March 31, 1997;
     (d) Financial Highlights as of March 31, 1997;
     (e) Notes to Financial Statements; and
     (f) Report of Independent Accountants.

(B)  EXHIBITS

Exhibits previously filed by the Fund are incorporated by reference to such filings. The following table describes the location of all exhibits. In the table, the following reference is used: PEA16 = Post-Effective Amendment No. 16 filed on July 10, 1997, PEA15 = Post-Effective Amendment No. 15 filed on January 3, 1997, PEA14 = Post-Effective Amendment No. 14 filed on September 17, 1996, PEA13 = Post-Effective Amendment No. 13 filed on August 28, 1996, PEA12 = Post-Effective Amendment No. 12 filed on July 17, 1996, PEA11 = Post-Effective No. 11 filed on July 1, 1996, PEA10 = Post-Effective Amendment No. 10 filed on July 1, 1996, PEA9 = Post-Effective Amendment No. 9 filed on May 1, 1996, PEA8 = Post-Effective Amendment No. 8 filed on March 13, 1996, PEA7 = Post-Effective Amendment No. 7 filed on August 28, 1995, PEA4 = Post-Effective Amendment No. 4 filed on February 9, 1995, PEA3 = Post-Effective Amendment No. 3 filed on December 14, 1994, PEA2 = Post-Effective Amendment No. 2 filed on November 25, 1994, PEA1 = Post-Effective Amendment No. 1 filed on November 15, 1994, RS = original Registration Statement on Form N-1A filed on June 3, 1994 and Pre EA = Pre-Effective Amendment No. 1 filed on August 24, 1994.

                                                                   Incorporated by
Exhibit                                                            Reference to (Location):
---------                                                          ---------------------------
  1.   Declaration of Trust                                        RS
       A.  Certificate of Amendment to
           Certificate of Trust                                    PEA8

  2.   By-Laws                                                     RS

  3.   Not Applicable

  4.   Specimen Share Certificate                                  PEA1, PEA2, PEA3, PEA4, PEA11, PEA12, PEA14, Filed herewith

  5.   Forms of Investment Advisory
       Agreements                                                  RS, PEA1, PEA2, PEA3, PEA4, PEA12, PEA14, Filed herewith

  6.   A.  Form of Distribution Agreement (UAM Funds               RS
           Distributors, Inc.)
       B.  Form of Distribution Agreement (ACG Capital             Filed herewith
           Corporation)

  7.   Not Applicable

  8.   Form of Custody Agreements                                  RS
       A.  Global Custody Agreement                                PEA16

  9.   A.  Fund Administration Agreement                           PEA13
       B.  Mutual Funds Service Agreement                          PEA16

  10.  Opinion and Consent of Counsel                              Pre EA

  11.  Consent of Independent Accountants
       A.  Consent of Independent Accountants (Price
           Waterhouse LLP) with respect to December 31,
           1996 Heitman Fund Annual Report                         Filed herewith
       B.  Consent of Independent Accountants (Arthur
           Andersen)                                               Filed herewith

       C.  Consent of Independent Accountants (Price
           Waterhouse LLP) with respect to UAM Funds
           Trust March 31, 1997 and April 30, 1997.
           Annual Report.                                          Filed Herewith

  12.  Other Financial Statements                                  Not Applicable

  13.  Agreement for Providing Initial Capital                     Pre EA

  14.  Not Applicable

  15.  Not Applicable

  16.  Performance Quotation Schedules                             Filed herewith

                                                                   Incorporated by
Exhibit                                                            Reference to (Location):
---------                                                          ---------------------------
  18.  Rule 18f-3 Multiple Class Plan                              PEA 8

  24.  Powers of Attorney                                          RS, PEA7, PEA16

  27.  Financial Data Schedules for periods
       ended:
       A.  December 31, 1996                                       Filed herewith
       B.  June 30, 1997                                           Filed herewith



ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES


                                                       NUMBER OF RECORD HOLDERS
TITLE OF CLASS OR SERIES                                AS OF DECEMBER 10, 1997
------------------------                               -------------------------

BHM&S Total Return Bond Portfolio Institutional
 Class Shares.............................................................     5
BHM&S Total Return Bond Portfolio Institutional
 Service Class Shares.....................................................    22
Chicago Asset Management Value/Contrarian Portfolio
 Institutional Class Shares...............................................    33
Chicago Asset Management Intermediate Bond Portfolio
 Institutional Class Shares...............................................    10
Dwight Principal Preservation Portfolio Institutional Class Shares*.......     0
FPA Crescent Portfolio Institutional Class Shares......................... 1,473
FPA Crescent Portfolio Institutional Service Class Shares.................    38
Hanson Equity Portfolio Institutional Class Shares*.......................     0
Heitman/PRA Real Estate Portfolio Institutional Class Shares..............   559
Heitman/PRA Real Estate Portfolio Advisor Class Shares.................... 2,256
IRC Enhanced Index Portfolio Institutional Class Shares...................     8
Jacobs International Octagon Portfolio Institutional Class Shares......... 1,130
MJI International Equity Portfolio Institutional Class Shares.............    46
MJI International Equity Portfolio Institutional Service Class Shares.....    19
TJ Core Equity Portfolio Institutional Service Class Shares...............    21
                                                                           -----
Total..................................................................... 5,610

*Portfolio or class has been authorized for sale of shares but has yet to begin operations.


ITEM 27.  INDEMNIFICATION

Reference is made to Article VI of Registrant's Declaration of Trust, which is incorporated herein by reference. Registrant hereby also makes the undertaking consistent with Rule 484 under the Securities Act of 1933, as amended.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Reference is made to the caption "Fund Management and Administration" in the Prospectuses constituting Part A of this Registration Statement and "Investment Adviser" in Part B of this Registration Statement. The information required by this Item 28 with respect to each director, officer, or partner of each investment adviser of the Registrant is incorporated by reference to the

Forms ADV filed by the investment advisers listed below with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended, on the dates and under the File numbers indicated:


Investment Adviser                Date Filed                           File No.
------------------                ----------                           ---------
Jacobs Asset Management, L.P.     April 15, 1997                       801-49790

First Pacific Advisors, Inc.      March 27, 1997                       801-39512

Chicago Asset Management Company  May 1, 1997                          801-20197

Murray Johnstone International
 Ltd.                             March 31, 1997                       801-34926

Tom Johnson Investment
 Management, Inc.                 January 21, 1997                     801-42549

Dwight Asset Management Company   May 20, 1997                         801-45304

Investment Research Company       February 14, 1997                    801-31292

Hanson Investment Management
 Company                          February 26, 1997                    801-14817

Heitman/PRA Securities Advisors,  -----------------                    801-48252
 Inc.

Barrow, Hanley, Mewhinney &
 Strauss, Inc.                    February 14, 1997                    801-31237

Jacobs Asset Management, L.P., First Pacific Advisors, Inc., Chicago Asset Management Company, Murray Johnstone International Ltd., Tom Johnson Investment Management, Inc., Dwight Asset Management Company, Investment Research Company, Hanson Investment Management Company and Barrow, Hanley, Mewhinney & Strauss, Inc. are affiliates of United Asset Management Corporation ("UAM"), a Delaware corporation owning firms engaged primarily in institutional investment management.

ITEM 29.  PRINCIPAL UNDERWRITERS

(a) UAM Fund Distributors, Inc., the "UAM FSI" the firm which acts as sole distributor of the Registrant's shares, also acts as sole distributor for UAM Funds, Inc., Analytic Optioned Equity Fund, Inc. and The Analytic Series Fund. ACG Capital Corporation ("ACG") acts as sole distributor of the Heitman/PRA Real Estate Portfolio Advisor Class Shares.

(b) The information required with respect to each Director and officer of ACG is incorporated by reference to Schedule A of Form BD filed by ACG pursuant to the Securities and Exchange Act of 1934 (SEC File No. 8-47813).

(c) The information required with respect to each Director and officer of UAM FSI is incorporated by reference to Schedule A of Form BD filed by the Distributor pursuant to the Securities and Exchange Act of 1934 (SEC File No. 8-41126).

(d)  Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained in the physical possession of the Registrant, the Registrant's Advisers, the Registrant's Sub-Transfer and Sub-Administrative Agent (Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108) and the Registrant's Custodian Bank.

ITEM 31.  MANAGEMENT SERVICES

Not Applicable.

ITEM 32.  UNDERTAKINGS

(a)    Not applicable.

(b) (i) Registrant hereby undertakes to file a Post-Effective Amendment including reasonably current financial statements which need not be certified for the Dwight Principal Preservation Portfolio Institutional Class Shares, within four to six months from the commencement of operations of the Portfolio.

    (ii) Registrant hereby undertakes to file a Post-Effective Amendment including reasonably current financial statements which need not be certified for the Hanson Equity Portfolio Institutional Class shares within four to six months from the commencement of operations of the Portfolio.

    (iii) Not applicable (Heitman/PRA Real Estate Portfolio will continue operations of an existing portfolio of another Registrant, after a reorganization).

(c) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

(d) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of the removal of a Trustee or Trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940, as amended, relating to shareholder communications.

                                UAM FUNDS TRUST
                          (FORMERLY THE REGIS FUND II)

                          FILE NOS. 811-8544/33-79858

                        POST-EFFECTIVE AMENDMENT NO. 17


                                 EXHIBIT INDEX


        Exhibit No.                              Description
        -----------                              -----------
            4(a)             Specimen Share Certificate - Institutional Class
                             Shares

            4(b)             Specimen Share Certificate - Advisor Class Shares

            5                Form of Investment Advisory Agreement

            6(B)             Form of Distribution Agreement (ACG Capital
                             Corporation)

           11(A)             Consent of Independent Accountants (Price
                             Waterhouse LLP) with respect to December 31, 1996
                             Heitman Fund Annual Report

           11(B)             Consent of Independent Accountants (Arthur
                             Andersen)

           11(C)             Consent of Independent Accountants (Price
                             Waterhouse LLP) with respect to UAM Funds March 31,
                             1997 and April 30, 1997 Annual Reports.

           16                Performance Quotation Schedules

           27(A)             Financial Data Schedules for period ended December
                             31, 1996

           27(B)             Financial Data Schedules for period ended June 30,
                             1997

                                    SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 15th day of December, 1997. The Registrant certifies that it meets all of the requirements for effectiveness of this Amendment pursuant to Rule 485(a)(2) under the Securities Act of 1933.

                                                   UAM FUNDS TRUST


                                                          *
                                                   -------------------
                                                   Norton H. Reamer
                                                   Chairman and President

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

          *        , Chairman and President                     December 15, 1997
-------------------
Norton H. Reamer


          *        , Trustee                                    December 15, 1997
-------------------
John T. Bennett, Jr.


          *        , Trustee                                    December 15, 1997
-------------------
Nancy J. Dunn


          *        , Trustee                                    December 15, 1997
-------------------
Philip D. English


          *        , Trustee                                    December 15, 1997
-------------------
William A. Humenuk


          *        , Trustee                                    December 15, 1997
-------------------
Charles H. Salisbury


          *        , Trustee                                    December 15, 1997
-------------------
Peter M. Whitman, Jr.


/s/Gary L. French  , Treasurer                                  December 15, 1997
-------------------
Gary L. French


/s/Karl O. Hartmann                                             December 15, 1997
-------------------
* Karl O. Hartmann
(Attorney-in-Fact)